Securities Act File No. 333-212686

Investment Company Act File No. 811-23177

As filed with the Securities and Exchange Commission on September 27, 2024

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 13	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 16	[X]

(Check appropriate box or boxes)

GOEHRING & ROZENCWAJG INVESTMENT FUNDS

(Exact name of Registrant as specified in charter)

115 Broadway, 5th Floor

New York, NY 10006

(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, including Area Code: (646) 216-9777

Adam A. Rozencwajg

Goehring & Rozencwajg Associates, LLC

115 Broadway, 5th Floor

New York, NY 10006

(Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

It is proposed that this filing will become effective:

(X)	immediately upon filing pursuant to paragraph (b)
( )	on [date] pursuant to paragraph (b)
( )	60 days after filing pursuant to paragraph (a)(i)
( )	on [date] pursuant to paragraph (a)(i)
( )	75 days after filing pursuant to paragraph (a)(ii)
( )	on [date] pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

( )	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

NATURAL RESOURCE INVESTORS

PROSPECTUS

SEPTEMBER 27, 2024

GOEHRING & ROZENCWAJG RESOURCES FUND

INSTITUTIONAL CLASS SHARES (GRHIX)

RETAIL CLASS SHARES (GRHAX)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus explains what you should know before you invest in the Fund listed above. Please read it carefully.

TABLE OF CONTENTS

Fund Summary	1
Performance Information	6
Additional Information About the Fund	9
Management	25
Buying and Redeeming Shares	27
Share Transactions	33
Dividends and Distributions	37
Taxes	38
Financial Highlights	40
Appendix A - Privacy Policy	A-1

GOEHRING & ROZENCWAJG RESOURCES FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees Paid Directly From Your Investment)	Institutional Class Shares	Retail Class Shares
Redemption Fee (as a percentage of amount redeemed or exchanged on shares held for less than 30 days)	2.00%	2.00%

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of the Value of Your Investment)	Institutional Class Shares	Retail Class Shares
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fee(1)	None	0.25%
Other Expenses	0.29%	0.28%
Shareholder Services Fee	None	0.00%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.23%	1.47%
Fee Waiver and Expense Reimbursement(2)	(0.27)%	(0.18)%
Total Annual Fund Operating Expenses (after fee waiver and expense reimbursement)	0.96%	1.29%

(1)	Pursuant to a Distribution and Services Plan for Retail Class Shares, Retail Class Shares may pay 12b-1 fees at annual rates not exceeding 0.50% of the average daily net asset value of Retail Class Shares. The Board of Trustees has approved fees at an annual rate of 0.25% of the average daily net asset value for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval.
(2)	Goehring & Rozencwajg Associates, LLC, the Fund’s investment adviser (“GRA” or the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.92% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Retail Class shares, respectively. This agreement is in effect through September 30, 2025, may only be terminated before then by the Board of Trustees, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods fall below the lesser of (1) the expense limit in effect at the time the Adviser waives or limits the expenses and (2) the expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

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Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the example does not take into consideration the Adviser’s current agreement to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$98	$364	$649	$1,463
Retail Class Shares	$131	$447	$785	$1,740

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the year ended May 31, 2024, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in securities of natural resources companies and other investments (including derivatives, futures and options, registered investment companies and exchange-traded funds (“ETFs”), including ETFs that invest in commodities) that provide economic exposure to natural resources or natural resources companies (together “natural resources investments”). This policy may be changed only after 60 days’ notice to shareholders. Natural resources companies are U.S. and foreign companies that may own, explore, develop, produce, refine, transport, or market natural resources or that provide related equipment, infrastructure, or services. Natural resources include energy commodities, such as oil, natural gas, coal and uranium; precious metals, such as gold, silver, platinum, palladium and rhodium; diamond; base metals, such as copper, lead and zinc; ferrous metals; agricultural commodities; and fertilizer commodities, such as potash, phosphate and nitrogen.

When determining whether a company is a natural resources company or whether an investment provides economic exposure to natural resources or natural resources companies for purposes of the Fund’s 80% investment policy above, the Fund currently relies on standard industry classifications developed by third-party providers. The standard industry classifications used by the Fund may be changed by the third-party providers over time and without notice to the Fund or its investors. When determining compliance with its 80% investment policy, the Fund will consider the underlying investments of the investment companies in which it invests, to the extent the Fund has access to sufficient and timely portfolio holdings information from such investment companies. For example, if the Fund invests in an investment company with an 80% investment policy that is consistent with the Fund’s 80% investment policy, the Fund will count its investment in that investment company toward the Fund’s 80% investment policy.

The Adviser believes that substantial value can be created by investing in the securities of companies engaged in those sectors of the natural resources industry where investor sentiment is extremely negative, the associated commodity price is low relative to historical levels, or the Adviser believes that the fundamentals are on the verge of turning positive. The Fund seeks to implement an investment process that consists of both “top-down” and “bottoms-up” analysis. For the “top-down” analysis, the Adviser will use its proprietary supply and demand models to form an outlook for a given commodity. Once the “top-down” outlook for a given commodity is complete, the Adviser will conduct a “bottoms-up” analysis of potential investments that uses its proprietary commodity price outlook to calculate an estimate of intrinsic value for the investment. The Fund will seek to use “value investing” techniques and invest in those securities that it believes are undervalued relative to its estimate of intrinsic value based upon its proprietary commodity outlook, but may use other investment techniques as well.

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The Fund will typically invest primarily in equity and equity-related securities consisting of common stock, preferred stock, convertible securities, rights and warrants and depository receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)). The Fund also may participate in initial public offerings (“IPOs”) of equity and equity-related securities. In addition, the Fund may invest in debt securities of natural resources companies. These debt-securities may include “investment-grade” securities (i.e., BBB- or better from S&P Global Ratings (“S&P”), Baa3 or better from Moody’s Investors Services, Inc. (“Moody’s”) and BBB- or better from Fitch Investor Services, Inc. (“Fitch”)) as well as those that are rated below investment-grade (commonly referred to as “junk bonds”) or are not rated by any rating agency. The Fund may maintain an average portfolio duration of any length, and the Fund may invest in securities of any duration and maturity.

The Fund may invest in derivatives, including, but not limited to, long and short positions in futures and options, in order to gain market exposure to natural resources or natural resources companies, enhance returns or hedge an existing position. At times, the Fund may invest in registered investment companies and ETFs. The Fund will primarily utilize ETFs to gain market exposure to an underlying commodity, such as by investing in an ETF which invests in the commodity (e.g., gold). In addition, the Fund may purchase securities issued in private placements and initial public offerings. The Fund also may engage in repurchase agreements to earn incremental income on temporarily available cash.

The Fund may hold both U.S. and foreign securities (including emerging market securities) and does not limit the proportion of securities held by geography. In addition, the Fund does not seek to limit its investments based upon market capitalization and may hold securities of companies whose market capitalization may range from very-small (“micro-cap”) to very large (“large-cap”). At times, the Fund may take a defensive position when it believes commodity prices, or security valuations are at risk of a decline and as a result may hold a higher than normal level of cash.

The Fund will not seek to provide diversified commodity exposure and may be directly or indirectly exposed to a limited number of commodities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value (“NAV”), yield and total return. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

●	Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the NAV of the Fund’s shares to decline or fluctuate more than if the Fund had a broader range of investments. To the extent that the Fund is more heavily exposed to a commodity sub-sector that undergoes a period of weakness, an investor can expect poor returns from the Fund.

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●	Natural Resources Investment Risk – Investment in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, actions to address climate change or other environmental factors, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. Energy prices may decline sharply, and a prolonged slump in energy prices is likely to have a negative effect on companies that extract, process or deliver energy-related commodities. Managers and investors applying environmental, social or governance (“ESG”) screens may preclude investment in some or all natural resources-related companies, which could adversely affect the performance of such companies, and in turn, the Fund.

●	Concentration Risk – As described in “Principal Investment Strategies of the Fund” above, the Fund concentrates its investments in natural resources investments. Concentrating in natural resources investments increases the risk of loss because the stocks of many or all of the companies in the natural resources industry may decline in value due to a development adversely affecting the industry or one or more particular sub-industries or commodities. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the natural resources industry, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

●	Corporate Debt Securities Risk – Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk, market risk and credit risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers.

●	Credit Risk – The issuers of the securities in which the Fund invests or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest, principal or other amounts owed to the Fund, thereby reducing the value of the Fund’s portfolio and its income.

●	Currency Risk – The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

●	Derivatives Risk – Derivatives involve risks different from, and potentially greater than the risks associated with investing directly in securities and other more traditional assets. Derivatives can be illiquid, difficult to value, and may lack correlation with the underlying instrument. Derivatives, especially over-the-counter derivatives such as swaps and credit linked notes, are subject to the credit risk of the counterparty. For derivatives traded on exchanges and/or centrally cleared, such as futures, many options and certain swaps, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the exchange and/or central clearing house through which such derivative positions are traded and held. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference instruments. The use of derivatives may increase the volatility of the Fund through the financial leverage inherent in derivatives. Regulations relating to derivatives markets as well as a mutual fund’s use of derivatives and related instruments could prevent the Fund from fully implementing its investment strategy and adversely affect returns.

Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

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●	Emerging Markets Risk – Non-U.S. securities risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. Natural resource-related investments are often exposed to emerging markets to a greater extent than other investments.

●	Equity Risk – The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The values of equity securities may decline due to factors affecting the issuer or general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

●	High-yield/Junk Bond Risk – Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time, including in response to adverse news about the issuer, or the market or economy in general. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline.

●	Illiquidity Risk – Many of the Fund’s investments may be or may become illiquid. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit of prevent the Fund from selling particular securities or closing derivative positions at the desired time or price.

●	Interest Rate Risk – The value of the Fund’s investments may fall if interest rates rise. Fiscal, economic, monetary or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates.

●	IPO Risk – Securities purchased in IPOs have no trading history, limited issuer information and increased volatility.

●	Issuer Risk – The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

●	Leverage Risk – Certain investments by the Fund may give rise to leverage, which may magnify gains and losses and increase the volatility of the Fund’s portfolio. Leverage entails a heightened risk of loss in excess of invested capital.

●	Managed Portfolio Risk – The Fund will be affected by the Adviser’s allocation determinations, investment decisions and techniques. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●	Market Disruption and Geopolitical Risk – Geopolitical and other events, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural environmental disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

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●	Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

●	Micro-Capitalization Company Risk – Securities issued by very small companies may be more volatile and susceptible to loss of value due to, among other factors, the inability of the company to finance its business, the lack of institutional investor interest, lower trading volumes, the lack of broker-dealer analyst coverage, and greater susceptibility to changes in broad business conditions, than larger, more established companies.

●	Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●	Small and Mid-Capitalization Company Risk – Securities issued by small and mid-sized companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

PERFORMANCE INFORMATION

The bar chart and performance tables below provide an indication of the risks of investing in the Fund by showing the annual total returns, highest and lowest quarterly returns and the average annual total returns (before and after taxes) in comparison to the performance of the Goehring & Rozencwajg Resources Fund. A fund’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.gr-funds.com or by calling 1-844-464-6467.

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Calendar Year Return - Institutional Class as of December 31, 2023(1)

(1)	As of June 30, 2024, the 2024 calendar year-to-date return for Institutional Class shares was 2.72%.

During the period shown on the bar chart, the Fund’s highest total return for a quarter was 39.23% (quarter ended March 31, 2020) and the lowest total return for a quarter was -46.92% (quarter ended December 31, 2019).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2023)

Institutional Class	1 Year	5 Year	Since Inception(1)
Return Before Taxes	16.50%	16.46%	5.93%
Return After Taxes on Distributions	15.31	15.69%	5.33%
Return After Taxes on Distributions and Sale of Fund Shares	10.05%	13.01%	4.44%
MSCI All Country World Index(2)	22.20%	11.72%	10.03%
Lipper Natural Resources Index(3)	1.19%	12.47%	5.70%

Retail Class	1 Year	5 Year	Since Inception(1)
Return Before Taxes	16.10%	16.08%	5.57%
MSCI All Country World Index	22.20%	11.72%	10.03%
Lipper Natural Resources Index	1.19%	12.47%	5.70%

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(1)	The Fund’s inception was December 29, 2016.
(2)	MSCI All Country World Index (ACWI), a broad-based securities index that will be used as a benchmark for assessing the performance of the Fund. The MSCI ACWI is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance data shown for the MSCI ACWI is net of dividend tax withholding. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(3)	Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. Index returns reflect the reinvestment of income dividends and capital gains, if any. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class and after-tax returns for other classes will vary.

MANAGEMENT OF THE FUND

Investment Adviser

Goehring & Rozencwajg Associates, LLC

Portfolio Managers

Leigh R. Goehring, Portfolio Manager of the Fund (since inception).

Adam A. Rozencwajg, Portfolio Manager of the Fund (since inception).

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Institutional Class shares of the Fund on any business day by sending a completed application by mail to Goehring & Rozencwajg Investment Funds, c/o ALPS Fund Services, PO Box 219268, Kansas City, MO 64121-9268, or by telephone by calling 1-844-464-6467. Institutional Class shares may be purchased by check or by wire, and you may receive redemption proceeds by check or by wire. The minimum initial purchase for Institutional Class shares is $100,000. There is no minimum subsequent investment.

Retail Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Purchases and redemptions of Retail Class shares must be made through the plan sponsor or other intermediary and cannot be made by shareholders directly. Please contact your plan sponsor or other intermediary for details. The minimum initial purchase for Retail Class shares is $3,000. There is no minimum subsequent investment.

Minimum investment amounts may be changed or waived from time to time.

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TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. An investor investing through a tax-advantaged arrangement may incur taxes when making withdrawals from these arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

The Fund’s investment objective and its principal investment strategy and risks are described under “Fund Summary.”

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use, as well as the principal risks that may affect the Fund’s portfolio. In seeking to achieve its investment objectives, the Fund may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (the “SAI”), which is available without charge upon request (see back cover). All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objectives.

HOW THE ADVISER SELECTS THE FUND’S INVESTMENTS

Goehring & Rozencwajg Resources Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in securities of natural resources companies and other investments (including derivatives, futures and options, registered investment companies and ETFs, including ETFs that invest in commodities) that provide economic exposure to natural resources or natural resources companies (together “natural resources investments”). This policy may be changed only after 60 days’ notice to shareholders. Natural resources companies are U.S. and foreign companies that may own, explore, develop, produce, refine, transport, or market natural resources or that provide related equipment, infrastructure, or services. Natural resources include energy commodities, such as oil, natural gas, coal and uranium; precious metals such as gold, silver, platinum, palladium and rhodium; diamond; base metals, such as copper, lead and zinc; ferrous metals; agricultural commodities; and fertilizer commodities, such as potash, phosphate and nitrogen.

When determining whether a company is a natural resources company or whether an investment provides economic exposure to natural resources or natural resources companies for purposes of the Fund’s 80% investment policy above, the Fund currently relies on standard industry classifications developed by third-party providers. The standard industry classifications used by the Fund may be changed by the third-party providers over time and without notice to the Fund or its investors. When determining compliance with its 80% investment policy, the Fund will consider the underlying investments of the investment companies in which it invests, to the extent the Fund has access to sufficient and timely portfolio holdings information from such investment companies. For example, if the Fund invests in an investment company with an 80% investment policy that is consistent with the Fund’s 80% investment policy, the Fund will count its investment in that investment company toward the Fund’s 80% investment policy.

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The Adviser believes that substantial value can be created by investing in the securities of companies engaged in those sectors of the natural resources industry where investor sentiment is extremely negative, the associated commodity price is low relative to historical levels, or the Adviser believes that the fundamentals are on the verge of turning positive. The Fund seeks to implement an investment process that consists of both “top-down” and “bottoms-up” analysis. For the “top-down” analysis, the Adviser will use its proprietary supply and demand models to form an outlook for a given commodity. Once the “top-down” outlook for a given commodity is complete, the Adviser will conduct a “bottoms-up” analysis of potential investments that uses its proprietary commodity price outlook to calculate an estimate of intrinsic value for the investment. The Fund will seek to use “value investing” techniques and invest in those securities that it believes are undervalued relative to its estimate of intrinsic value based upon its proprietary commodity outlook, but may use other investment techniques as well.

The Fund will typically invest primarily in equity and equity-related securities consisting of common stock, preferred stock, convertible securities, rights and warrants and depository receipts (including ADRs and GDRs). The Fund also may participate in IPOs of equity and equity-related securities. In addition, the Fund may invest in debt securities of natural resources companies. These debt-securities may include “investment-grade” securities (i.e., BBB- or better from S&P, Baa3 or better from Moody’s and BBB- or better from Fitch) as well as those that are rated below investment-grade (commonly referred to as “junk bonds”) or are not rated by any rating agency. The Fund may maintain an average portfolio duration of any length, and the Fund may invest in securities of any duration and maturity.

The Fund may invest in derivatives, including, but not limited to, long and short positions in futures and options, in order to gain market exposure to natural resources or natural resources companies, enhance returns or hedge an existing position. At times, the Fund may invest in registered investment companies and ETFs. The Fund will primarily utilize ETFs to gain market exposure to an underlying commodity, such as by investing in an ETF which invests in the commodity (e.g., gold). In addition, the Fund may purchase securities issued in private placements and initial public offerings. The Fund also may engage in repurchase agreements to earn incremental income on temporarily available cash.

The Fund may hold both U.S. and foreign securities (including emerging market securities) and does not limit the proportion of securities held by geography. In addition, the Fund does not seek to limit its investments based upon market capitalization and may hold securities of companies whose market capitalization may range from very-small (“micro-cap”) to very large (“large-cap”). At times, the Fund may take a defensive position when it believes commodity prices, or security valuations are at risk of a decline and as a result may hold a higher-than-normal level of cash.

The Fund will not seek to provide diversified commodity exposure and may be directly or indirectly exposed to a limited number of commodities.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

Focused Investment Risk

Because the Fund concentrates in natural resources investments, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources industry and is subject to greater risks than a fund that invests in a wider range of industries.

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Natural Resources Investment Risk

Market prices of natural resources investments are often more volatile (particularly in the short term) than those of investments in other industries. Natural resources investments can be significantly affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, expropriation or other confiscation, energy conservation, and the success of exploration projects. Specifically, natural resources investments can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Furthermore, the natural resources industries and funds that focus their investments in such industries can also be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Energy prices may decline sharply, and a prolonged slump in energy prices is likely to have a negative effect on companies that extract, process or delivery energy-related commodities. Companies in natural resources industries often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Natural resources investments are subject to the risk that the performance of the natural resources industries may not correlate with broader equity market returns or with returns on natural resources investments to the extent expected by the Fund’s portfolio manager(s). In addition, projects in the natural resources industry may take extended periods of time to complete and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources industry also may be subject to special risks associated with natural or man-made disasters, such as drought, floods and other adverse weather conditions and livestock disease.

The Fund’s investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships. See “Master Limited Partnerships” below for additional risks related to these investments.

The outcome of federal, state and regional actions to address climate change could result in new laws and regulations to control or restrict emissions of greenhouse gases, including taxes or other charges. A number of political leaders have pledged to restrict greenhouse gas emissions, ban hydraulic fracturing of oil and natural gas wells and ban new leases for production of oil and natural gas on federal lands. Certain companies in which the Fund invests may be dependent upon the use of hydraulic fracturing and may be unable to economically develop any of their reserves without using such technology, and a ban of such technology would result in material economic harm to those companies, and in turn, the Fund.

There are also increasing litigation risks associated with climate change as a number of city and local governments have initiated lawsuits against fossil fuel producer companies in state and federal court and have asserted claims for public nuisance and sought damages for climate change impacts to roadways and infrastructure. Such lawsuits have also alleged that fossil fuel producers have been aware of the adverse effects of climate change and defrauded their investors by failing to adequately disclose those impacts.

Financial risks for fossil fuel energy companies, including natural gas producers, are also on the rise as stockholders and bondholders concerned about the potential effects of fossil fuels on climate change may elect to shift some or all of their investments away from fossil fuel based energy. Institutional lenders who provide financing to fossil fuel energy companies also have been under pressure from activists and are the subject of lobbying not to provide funding for fossil fuel production. Some of these institutional lenders may elect not to provide funding to natural resources companies, which could result in restriction, delay or cancellation of drilling programs or development or production activities or impair those companies’ ability to operate economically operate. Similarly, managers and investors applying ESG screens may preclude investment in some or all natural resources-related companies, which could adversely affect the performance of such companies, and in turn, the Fund.

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Furthermore, Chinese demand has become a central part of the global natural resources sector. Negative economic developments in China have impacted commodity demand and as a result have negatively impacted the value of natural resources investments.

Concentration Risk

The Fund will concentrate its investments in the securities of natural resources companies and other investments which provide economic exposure to natural resources or natural resources companies. When a Fund concentrates its investments in a particular sector or in particular industries, financial, economic, business, and other developments affecting issuers in that sector or in those industries will have a greater effect on that Fund than if it had not concentrated its assets in that sector or in those industries. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the natural resources industry, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent that they were to cause the Fund’s cash position or cash requirements to exceed normal levels. The Fund’s concentration in natural resources investments exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. By investing primarily in natural resources investments, the Fund runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

Commodities Risk

The Fund will be exposed to commodities through its investments in natural resources companies and its investments (such as derivatives and ETFs) which are intended to provide economic exposure to one or more commodities or commodities indexes. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the NAV of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. To the extent that the Fund is more heavily exposed to a commodity sub-sector that undergoes a period of weakness, an investor can expect poor returns from the Fund. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. Negative economic developments in the United States or in the global economy may result in lowered commodity demand which would negatively impact commodity and commodity- related securities. See “Derivative Transactions” below for a discussion of specific risks of the Fund’s derivatives investments, including commodity-related derivatives.

Derivative Transactions

The Fund expects to engage in derivative transactions from time to time, including, but not limited to, futures and options on securities, securities indices, commodities or currencies, options on futures, forward currency contracts and other foreign currency transactions, swaps, including interest rate, currency, total return or credit default swaps and credit linked notes. The Fund may engage in these transactions as a substitute for buying or selling securities or currencies, to get commodity exposure, or to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in market prices, currency exchange rates or interest rates.

A derivative contract will typically obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, commodities, currencies or indices. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in margin requirements. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. Through its use of derivatives, the Fund will be subject to counterparty risk. The other parties to certain derivative contracts, especially over-the-counter derivatives such as swaps and credit linked notes, present similar types of default and credit risk as issuers of fixed income securities. For exchange-traded and/or centrally cleared derivatives, such as futures, many options and certain swaps, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself through which such derivative positions are traded and held. Such risk is concentrated in relatively few clearinghouses and clearing members. The Fund’s investments in derivatives are also subject to the risks associated with the underlying reference assets, and derivatives can make the Fund less liquid and harder to value, especially in declining markets. In addition, if a counterparty (including a clearing member or clearing house) becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Use of derivatives may affect the amount, timing and character of distributions to, and thus taxes payable by, shareholders. The Fund will not be required to engage in these transactions even when it would be beneficial to do so and may be unable to enter into appropriate transactions when the Adviser might wish to do so.

Regulations relating to derivatives markets as well as a mutual fund’s use of derivatives and related instruments could prevent the Fund from fully implementing its investment strategy and adversely affect returns. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union, the United Kingdom (and some other jurisdictions) have adopted similar requirements, which affect the Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. These regulations have the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Futures Contracts

The Fund may enter into contracts for the purchase or sale for future delivery of securities, foreign currencies or commodities, or contracts based on financial indices, including any stock index or index of government or other securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and are intended to protect against a rise in prices pending purchase. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or other asset and are intended to protect against declines pending sale. The size and term of futures contracts on a particular underlying instrument are identical and are not negotiated by the buyer and seller. A futures contract may settle (i) by taking (for a buyer) or making (for a seller) physical delivery of the underlying instrument or (ii) by paying (or receiving) the loss (or gain) related to the contract in cash. In the alternative, prior to the contract’s expiration date, a futures contract may be closed out by making an offsetting sale or purchase of an equivalent but opposite futures contract on the same exchange.

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The Fund’s use of futures involves risks similar to the risks of investing in derivatives described in this Prospectus, including leverage risk, counterparty risk, risk of mispricing or improper valuation and the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they may be based.

Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In the event of adverse price movements, the Fund would be required to continue to make daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities at an inopportune time in order to meet daily margin requirements. While the Fund intends to utilize futures contracts for which an active market exists, there is no guarantee that a liquid market will exist at the time the Fund plans to purchase or sell a futures contract.

Structured Notes

The Fund may invest in structured notes, which are derivative debt instruments with principal and/ or interest payments linked to the value of a commodity, a non-U.S. currency, one or more securities or an index of securities, an interest rate or other financial indicators (“reference instruments”). Structured notes for which the reference instrument is a bond or other debt instrument are often called “credit linked notes.” The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase the Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds.

Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from and in addition to the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

Leverage Risk

Certain transactions, including, for example, the Fund’s use of derivatives, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Fund. There is risk of loss in excess of invested capital. Although the Fund’s use of derivatives may result in leverage, the Fund’s notional exposure, under normal market conditions, will be approximately equal to the Fund’s net assets.

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Market Risk

The market prices of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. To the extent that the Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics and terrorism) will disrupt securities markets and adversely affect particular economies and markets as well as global economies and markets, thereby decreasing the value of the Fund’s investments. The COVID-19 pandemic contributed to significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. The effects of these types of events may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014 and early 2020 and substantial increase in 2022) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Certain government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies can also have a dramatic adverse effect on global markets. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Fund. Fraud and other deceptive practices committed by a company whose securities are held by the Fund undermine GRA’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect the Fund’s investment program, as well as the rates or indices underlying the Fund’s investments.

A default by the U.S. government or a shutdown of U.S. government services (including in response to political events) could adversely affect the U.S. economy, decrease the value of many Fund investments, and disrupt the operation of the U.S. or other securities markets. In the past, the European financial markets have experienced significant volatility and several member countries of the Economic and Monetary Union of the European Union (“EU”) have been adversely affected by unemployment, budget deficits and economic downturns. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly known as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

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War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to higher short-term market volatility and have had, and in the future may have, adverse long-term effects on U.S. and world economies and markets generally. Russia’s invasion of Ukraine in February 2022 and subsequent related events have had, and continue to have, severe adverse effects on regional and global economic markets for securities, commodities and other natural resources. Following Russia’s actions, various governments, including the U.S. and the UK, as well as the EU, issued broad-ranging economic sanctions against Russia, including, among other sanctions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs. Likewise, natural and environmental disasters, and systemic market dislocations like that caused by the COVID-19 pandemic would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment programs and achieving its investment objective. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer them on a more limited basis. Because the Fund concentrates in natural resources investments, adverse geopolitical and other events affecting the natural resources industry could have a disproportionate impact on the Fund.

Equity and Equity-Related Securities

The Fund may invest its assets in common stocks, convertible securities, warrants or other equity or equity-related securities and other instruments. Equity securities provide the Fund with opportunities for appreciation but expose the Fund to the risk of stock market downturns. In addition, because an issuer’s equity securities rank junior in priority to its bond holders and other creditors, equity securities will usually react more strongly than debt to actual or perceived changes in a company’s financial conditions or prospects.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. Although preferred stock may be considered a form of fixed income securities, a preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company’s debt obligations, and therefore the obligations to pay dividends and par value are junior to the issuer’s fixed income instruments. Dividends paid to preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Some preferred stock is convertible into common stock or other securities.

Initial Public Offerings Risk

The Fund may participate in initial public offerings (“IPOs”) of equity and equity-related securities. Securities offered in initial public offerings are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Fixed Income Instruments

Fixed income instruments include, among other types of investments, bonds, notes, bills, debentures, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, convertible securities, loan participations and assignments, instruments issued in private placements, Rule 144A securities, structured notes, securities issued by supranational organizations and sovereign debt securities.

The following describes some of the risks associated with investments in fixed income instruments:

Credit Risk

The issuer or guarantor of a fixed income security or the Fund’s counterparties may have their credit rating downgraded, fail financially or be unable or unwilling to make timely payments of interest, principal or other amounts owed to the Fund. This risk is magnified for lower-rated debt securities, such as high yield securities, and for many emerging market securities. High yield securities are considered predominantly speculative with respect to the ability of the issuer to make timely payments of interest or principal. In addition, funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are in default may be subject to greater credit risk because of such investments.

Interest Rate Risk

Changes in interest rates will affect the value of the Fund’s fixed income investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Periods of high or increasing inflation may give rise to higher interest rates. Fiscal, economic, monetary or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. As interest rates rise, there is a risk that rates across the financial system may rise. A substantial increase in interest rates could have a material adverse effect on fixed income investments and on the performance of the Fund.

The Fund may maintain an average portfolio duration of any length, and the Fund may invest in securities of any duration and maturity. Duration is an approximate measure of the sensitivity of a fixed income security to interest rate risk. Securities with higher durations are generally more sensitive to this risk. For example, all other things being equal, if interest rates rise by one percentage point, the share price of the Fund with an average duration of five years would generally decline by about 5%. If rates decrease by a percentage point, such fund’s share price would generally rise by about 5%.

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High-yield/Junk Bond Risk

The Fund may invest in debt-securities that are rated below investment-grade or are not rated by any rating agency at all. Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline.

Credit Ratings

The ratings of Moody’s, S&P, Fitch, DBRS and other qualified ratings agencies represent their opinions as to the quality of various fixed income instruments. It should be emphasized, however, that ratings are only opinions and not absolute standards of quality. The opinions of GRA and one or more rating agencies may differ materially from each other and from actual credit quality. Consequently, fixed income instruments with the same maturity, coupon and rating may have different yields while fixed income instruments of the same maturity and coupon with different ratings may have the same yield. The credit ratings used by Moody’s, S&P, Fitch and DBRS are described in Appendix A to the SAI.

U.S. and Non-U.S. Corporate Debt Securities

Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, convertible securities, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the marketplace, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by such securities.

Securities of Non-U.S. Issuers

Investments in securities of non-U.S. entities and securities denominated in non-U.S. currencies involve special risks. Moreover, emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. The following describes some of the risks associated with investments in securities of non-U.S. issuers:

Currency Risk

Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline in terms of U.S. dollars. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s non-U.S. currency risks, and such investments are subject to the risks described under “Derivative Transactions” above. Additionally, certain of the Fund’s foreign currency-related investments may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “Distributions and Taxes” in the SAI. Further, to the extent that the Fund invests a portion of its assets in non-U.S. dollar denominated fixed-income securities and/or derivatives that provide exposure to foreign currencies, it may experience dividend fluctuations due to currency gains or losses. These dividend fluctuations may be significant and in certain circumstances realized currency losses may lead to the elimination of regularly scheduled dividends. Funds that invest directly in, or in securities denominated in, non-U.S. currencies, that receive revenues in non-U.S. currencies, or that make investments that provide exposure to non-U.S. currencies are subject to this risk.

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Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar or non- U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. The Fund does not limit its investments based on geography and may invest in any amount of non-U.S. securities.

The Fund may invest in ADRs and/or GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes the Fund to credit and counterparty risk with respect to the issuer of the ADR or GDR, in addition to the risks of the underlying investment.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for the Fund. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self- sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, gains from the sale of non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Non-U.S. issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the non-U.S. issuers’ assets or securities and/or make their securities worthless. The imposition of such sanctions, such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022, could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund.

Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

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Emerging Markets Risk

Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of the Fund. Specific risks that could decrease the Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation, nationalization of businesses and the imposition of sanctions by other countries (such as the United States) and unanticipated social or political occurrences. Natural resource companies may be especially susceptible to the risks of emerging markets because many natural resource activities (e.g., mining) occur in emerging market countries.

In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt.

Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of the Fund’s assets invested in corporate debt obligations of emerging market companies would decline.

Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to that Fund. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Repurchase Agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser. Repurchase agreements maturing in more than seven days may be considered illiquid. Repurchase agreements are fully collateralized by the underlying securities. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (typically securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

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While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund attempts to minimize such risks by effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

Exchange-Traded Funds

The Fund may invest in ETFs. ETFs are traded on exchanges and are subject to the risk that the prices of the investments held by the ETF may decline, thereby adversely affecting the value of the investment. These funds generally bear operational expenses, and when the Fund invests in such funds it must bear those expenses in addition to its own Fund expenses. The Fund may use ETFs to gain direct market exposure to an underlying commodity, such as gold. The Fund may also invest in ETFs for cash management purposes and to gain or maintain exposure to various asset classes and markets or types of strategies and investments.

Master Limited Partnerships

Master limited partnerships (“MLPs”) generally are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The Fund’s investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through MLPs. While MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, MLPs may invest in other types of industries, or in credit related investments. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management. For purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund is not permitted to invest more than 25% of its total assets in MLPs. Additionally, although MLPs are typically treated as partnerships for U.S. federal income tax purposes, changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures and could have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund. Changes in the laws, regulations or related interpretations relating to the Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. See “Distributions and Taxes” in the SAI for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in MLPs.

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MLP securities in which the Fund may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment-grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or ETFs that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices. The Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Floating Rate Securities

Floating and variable rate securities are obligations that possess a floating or variable interest rate adjustment formula. The terms of the floating and variable rate securities that the Fund may purchase provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or another appropriate interest rate adjustment index as provided in the respective securities. Some of these securities are payable on a daily basis or on not more than seven days’ notice. Others, such as securities with quarterly or semi-annual interest rate adjustments, may be redeemed on designated days on not more than thirty days’ notice.

Illiquid Securities

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

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As required by Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program to assess and manage its liquidity risk and appointed an administrator to administer the program. Under its program, the Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in the Fund’s investments.

Convertible Securities Risk

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities, including interest rate risk and credit risk.

Managed Portfolio Risk

As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline or the Adviser’s investment techniques could fail to achieve the Fund’s investment objective.

Investment Style Risk

The Adviser will seek to use “value investing” techniques to select investments for the Fund. Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles. To the extent that the Fund’s investment style is out of favor, its performance may be worse than a portfolio that uses a different investment style.

Risks Associated With Smaller Sized Funds

A Fund that is relatively small is subject to additional risks. A Fund that is relatively small may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. The Fund may invest in securities offered in certain types of transactions (such as private placements) which, because of the Fund’s size, may have a disproportionate impact on the Fund’s performance results. In addition, a Fund that is relatively small may not be successful in implementing its investment strategies after the Fund’s assets grow beyond a certain size, which could adversely affect the Fund’s performance.

Small and Mid-Capitalization Company Risk

The Fund does not seek to limit its investments based upon the market capitalization of the companies it invests in. As a result, the Fund will hold securities of companies whose market capitalization may range from very small (“micro-cap”) to very large (“large-cap”). The general risks associated with investing in securities of companies with smaller market capitalizations are particularly pronounced. Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Securities of these companies may trade less frequently and in limited volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for a Fund to buy and sell securities of small- and mid-capitalization companies.

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Micro-Capitalization Company Risk

Investments in securities of very small companies have unique risk factors. These risks include the inability to raise either debt or equity capital to finance the business, the lack of institutional investor interest due to their small size, increased volatility due to lower trading volumes and the lack of broker-dealer analyst coverage. All of these risks may lead to a loss of value and substantially increased volatility. These investments may be more susceptible to changes in broad business conditions than larger companies. The lack of trading volume may make it more difficult to transact at favorable times or prices as well.

Cash Position Risk

The Fund may hold a portion of its assets in cash or cash equivalents at any time or for an extended time and may hold a significant portion of its assets in cash or cash equivalent when taking a temporary defensive position, as described under “Temporary Defensive Investments” below. The Adviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent the Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

Temporary Defensive Investments

The Fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

Cyber Security, Operations and Technology Risks

The Fund, its service providers (including the Adviser, custodian, transfer agent, or other service providers), and other market participants increasingly depend on complex information technology and communications systems which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. These systems are subject to a number of different threats or risks that could have a material adverse effect on the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to, these systems or data within them (a “cyber-attack”), whether systems of the Fund, the Fund’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, the Fund’s service providers, or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may impede business transactions, violate privacy and other laws, subject the Fund to certain regulatory penalties, cause reputational damage and subject the Fund or its service providers to litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/ or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

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Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving the Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. Although the Fund has developed processes, risk management systems and business continuity plans designed to reduce these risks, the Fund does not directly control the cyber security defenses, operational and technology plans and systems of its service providers, counterparties, intermediaries and companies in which the Fund invests, or with which it does business.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Although the Fund does not engage in active and frequent trading of securities as a primary investment strategy, it may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in the Fund’s Annual Fund Operating Expenses table above. Such sales may also result in realization of taxable capital gains, including short-term capital gains, which are taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI which is available on the Fund’s website at www.gr-funds.com.

Investment Limitations

Unless otherwise stated, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

MANAGEMENT

Goehring & Rozencwajg Associates, LLC (“GRA” or the “Adviser”), the Fund’s investment adviser, is responsible for making investment decisions for the Fund and providing general business management and administration for the Fund. GRA was established in 2015. GRA’s principal address is 115 Broadway, 5th Floor New York, New York 10006. As of August 31, 2024, GRA managed approximately $710 million in assets. GRA is wholly owned by its two Managing Partners, Leigh R. Goehring and Adam A. Rozencwajg.

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Pursuant to a management contract, the Fund pays GRA a monthly management fee for its services based on the Fund’s average daily net assets. The Fund pays GRA a fee based on an annual rate of 0.90% of the Fund’s average daily net assets. For the period June 1, 2023 to May 31, 2024, the Fund’s gross advisory fees of $689,803 were waived, resulting in a payment of $1,670,703 in net advisory fees.

A discussion regarding the basis for the Board of Trustees’ approval of the management contract for the Fund will be provided in the Fund’s report to shareholders for the semi-annual period ended November 30, 2024.

The Portfolio Managers

Leigh R. Goehring and Adam Rozencwajg serve as portfolio managers with primary responsibility for the day-to-day management of the Fund’s portfolio and full discretionary authority over the selection of investments for the Fund. Each of Mr. Goehring and Mr. Rozencwajg has served as the Fund’s portfolio manager since the Fund’s inception. More information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund is included in the SAI.

PORTFOLIO MANAGER/TITLE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Leigh R. Goehring, Portfolio Manager	Managing Partner of GRA; Prior to January 2016, Sole Portfolio Manager at Chilton Global Natural Resources Fund; Joined Chilton Investment Company in 2005. Prior to 2005, Sole Portfolio Manager at Prudential-Jennison Natural Resources Fund (known as the Prudential Global Natural Resources Fund prior to 2000); Joined Prudential-Jennison Natural Resources Fund in 1991.
Adam A. Rozencwajg, Portfolio Manager	Managing Partner of GRA; Prior to January 2016, Vice President at the Chilton Investment Company, working exclusively as a member of the Chilton Global Natural Resources Fund with Mr. Goehring; Joined Chilton Investment Company in 2007.

Administrator, Distributor and Transfer Agent

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Fund’s administrator, fund accounting agent and transfer agent. ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.

Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s Adviser, shareholder service provider, custodian, Transfer Agent and Distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Fund’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

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The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not have the right to bring or enforce certain types of claims except as provided in the Declaration of Trust or in the Trust’s Bylaws (the “Bylaws”) or expressly provided by law and not permitted to be waived. The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim (as defined in the Declaration of Trust) without first making a written demand on the Board of Trustees, and that any decision by the Board of Trustees in such matters is binding on all shareholders. Please see the SAI for additional information regarding the provisions of the Declaration of Trust and Bylaws. Copies of the Trust’s Declaration of Trust and Bylaws, as amended from time to time, will be filed with the SEC as exhibits to the Trust’s registration statement, and are available on the EDGAR Database on the SEC’s website at www.sec.gov.

BUYING AND REDEEMING SHARES

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Classes of Shares – Institutional Class and Retail Class Shares

The Fund offers investors Institutional Class and Retail Class shares in this Prospectus. Investors may purchase Institutional Class and Retail Class shares of the Fund at the relevant NAV of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. These shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Retail Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and the Fund pays service and/or distribution (12b-1) fees to these entities for services they provide to Retail Class shareholders. The Fund also pays shareholder service fees to financial institutions that provide certain administrative and support services to Retail Class shareholders. Retail Class shares are subject to a higher level of operating expenses than Institutional Class shares due primarily to the 12b-1 fees and shareholder service fees paid by Retail Class shares. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Retail Class shares. Pension and profit sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of GRA and its affiliates and to the benefit plans of GRA and its affiliates.

Distribution and Services (12b-1) Plan for Retail Class Shares

The Fund has adopted a Distribution and Services Plan (the “Plan”) for its Retail Class shares. The Plan was adopted pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Fund to use its Retail Class assets to pay fees in connection with the distribution and marketing of Retail Class shares and/or the provision of shareholder services to Retail Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Retail Class shares of the Fund as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to its Retail Class shares. The Fund’s Board of Trustees has approved fees at an annual rate of 0.25% of the average daily NAV for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval. Because these fees are paid out of the Fund’s Retail Class assets on an ongoing basis, over time they will increase the cost of an investment in Retail Class shares, and Plan fees may cost an investor more than other types of sales charges.

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Shareholder Services Plan for Retail Class Shares

The Fund has adopted a Shareholder Services Plan (the “Services Plan”) for its Retail Class shares. The Services Plan allows the Fund to use its Retail Class assets to pay a shareholder and/or administrative services fee under the Services Plan (the “Service Fee”) to financial institutions that provide certain services to the Fund or Fund shareholders. The Service Fee may be used by the financial institution for payments to financial institutions and persons who provide administrative and support services to their customers who may from time to time beneficially own Retail Class shares. The Services Plan permits the Fund to make total payments at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to its Retail Class shares. However, the Fund may pay a Service Fee at a lesser rate. Because the Services Fee is paid out of the Fund’s Retail Class assets on an ongoing basis, over time they will increase the cost of an investment in Retail Class shares. Please see the SAI for additional details about the Services Plan.

Networking, Omnibus and Similar Expenses

Select financial intermediaries may charge networking, sub-accounting, sub-transfer agency, omnibus account, or other administrative fees with respect to transactions in shares of the Fund. In addition, transactions are routinely processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund. Any such compensation by the Fund to these select financial intermediaries for the aforementioned services are in addition to any 12b-1 related services provided to Fund shareholders.

Other Payments

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments,” and the revenue sharing payment amounts generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Investment Minimums

The investment minimum for Institutional Class shares is $100,000 and the investment minimum for Retail Class shares is $3,000. There are no minimum subsequent investment requirements for any share class of the Fund. The Adviser may, in its discretion, aggregate investments from related accounts in determining whether an investment minimum has been reached. In addition, investment minimums may be waived if the Adviser determines that the likelihood of an investor subsequently reaching the stated investment minimum within a reasonable period of time is high and the waiver would not adversely impact the Fund. The Fund reserves the right to waive or change minimum and additional investment amounts, including for portfolio managers and other employees of the Adviser.

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BUYING SHARES

In order to buy, redeem or exchange shares at that day’s price, you must place your order in proper form with the Fund or the Transfer Agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern Time) on any day that the Fund’s shares are priced. In all cases, your purchase price is the NAV per share next determined after your request is received in good order. For more information, see “How Fund Shares are Priced” below and the SAI under “Net Asset Value.” If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. Members of the Fund’s selling group must transmit all orders to buy, exchange or redeem shares to the Fund’s Transfer Agent before the Transfer Agent’s close of business.

Retail Class Shares

Retail Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Please contact your plan sponsor or other intermediary for details.

Institutional Class Shares

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. These shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Buying Shares by Mail:

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.	Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2.	Make your check payable to “Goehring & Rozencwajg Investment Funds” and include the name of the Fund and class on the check.
3.	Mail to: Goehring & Rozencwajg Investment Funds, c/o ALPS Fund Services, PO Box 219268

Kansas City, MO 64121-9268.

Subsequent Investment:

1.	Use the investment slip attached to your account statement.
2.	Or, if unavailable, include the following information in writing:
a.	Fund name
b.	Share class
c.	Amount invested
d.	Account name
e.	Account number
3.	Mail to: Goehring & Rozencwajg Investment Funds, c/o ALPS Fund Services, PO Box 219268

Kansas City, MO 64121-9268.

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

The Fund will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third-party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

Electronic Purchases

You may purchase shares of the Fund by wire or through Automated Clearing House (ACH). To purchase shares by wire, contact the Transfer Agent at 1-844-464-6467 to obtain wiring information for the Fund. You may also elect to purchase shares by Automated Clearing House (ACH). This purchase option can be established by completing the appropriate sections of the Account Application or Account Options Form.

REDEEMING SHARES

Retail Class Shares

Retail Class shares are held by plan sponsors or other Fund intermediaries who are the record owners of the shares. Redemptions must be made through the plan sponsor or other intermediary who holds the shares and cannot be made by shareholders directly.

Institutional Class Shares

You may redeem some or all of your Institutional Class shares at any time.

Redemptions by Mail

You may redeem some or all of your shares by sending a written request in proper form to:

Goehring & Rozencwajg Investment Funds

c/o ALPS Fund Services

PO Box 219268

Kansas City, MO 64121-9268

The written request for redemption must be in good order. This means that you have provided the following information:

1.	Name of the Fund;
2.	Account number;
3.	Dollar amount or number of shares being redeemed;
4.	Signature of each owner exactly as account is registered; and
5.	Other documentation required by the Transfer Agent.

Medallion Signature Guarantees

A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required if any of the following is applicable:

●	You would like a redemption made within 30 days of an address change or bank account change;
●	Your redemption will be sent to an address other than the address on record;
●	Your redemption will be sent to a bank account other than the bank on record;
●	Your redemption is made payable to someone other than the shareholder(s) of record; or
●	You are redeeming over $100,000.

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Medallion signature guarantees must be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial intermediary that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. Call your financial institution to find out if it participates in a medallion program, or call the Fund at 1-844-464-6467 for information on obtaining a medallion signature guarantee. The Fund reserves the right to waive the requirement to obtain a signature guarantee at its discretion.

Redemption by Wire

If redemption by wire has been elected in the purchase application, shares may be redeemed on any day that Fund shares are priced upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the application) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire. A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Redemptions by Fax

You may redeem shares by fax only if other documentary evidence is not required. Redemption requests should include all information required for redemption by mail and should be properly signed by all owners of the account and faxed to 1-866-205-1499. To confirm if your request is eligible to be submitted by fax you may contact an Investor Services Representative by calling 1-844-464-6467.

Redemptions by Telephone

You may redeem shares by telephone. The proceeds can be sent by check to your address of record or by wire transfer to a bank account designated in your application. In addition, you may be asked to provide proper identification information. Telephone redemption requests may be made by calling the Transfer Agent at 1-844-464-6467 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the Fund’s shares are priced. If telephone redemptions are not available for any reason, you may use the Fund’s redemption by mail procedure described above.

Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. The Fund may require personal identification codes.

Note: The Fund has the right to suspend telephone transactions.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 for accounts held directly with the Fund that is charged by the IRA custodian on a per-account basis.

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Retail Class Shares

Retail Class shares are held by plan sponsors or other Fund intermediaries who are the record owners of the shares. Redemptions must be made through the plan sponsor or other intermediary who holds the shares and cannot be made by shareholders directly.

Redemption Fee

A 2% redemption/exchange fee is charged on shares of the Fund within thirty days of purchase, subject to certain exceptions. Shares of the Fund held for more than thirty days are not subject to this 2% redemption/exchange fee. This fee is paid to the Fund, not the Adviser, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption/exchange fee.

The redemption/exchange fee does not apply to redemption of shares: (1) acquired through dividends or capital gains investments; (2) purchased through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; and (5) that are redemptions effected through systematic withdrawal plan. These exceptions apply to shares purchased or redeemed either directly with the Fund or its Transfer Agent or indirectly through a financial advisor. In addition, the Adviser may, at its discretion, waive a redemption/exchange fee.

The 2% redemption/exchange fee will also be imposed on investments made through financial advisor in certain omnibus accounts that are not exempt as described above.

Redemption Payments

In all cases, your redemption price is the NAV per share next determined after your request is received in good order (less any applicable redemption fee). Redemption proceeds normally will be sent within seven days after your request is received in good order, regardless of the method used to make payment (e.g., by check, wire, or automated clearing house). However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to ten days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a medallion signature guarantee.

Under normal conditions, the Fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. The Fund may make redemption payments to shareholders at different times and in different forms (e.g., cash or other assets) even though their redemption requests were received on the same day.

Redemptions In Kind

The Fund reserves the right to make payment in securities or other assets rather than cash. If GRA deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in kind would be in the best interests of the Fund’s remaining shareholders (which GRA is more likely to do so during times of deteriorating market conditions or market stress, when GRA believes the Fund’s redemption fee will not fairly compensate the Fund for transaction costs or when a significant portion of the Fund’s portfolio is comprised of less-liquid securities), the Fund may pay redemption proceeds to you in whole or in part with securities or other assets held by the Fund. Securities and other assets used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. Once distributed in-kind to a shareholder, securities and other assets may increase or decrease in value before the shareholder is able to convert them into cash. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in kind. The Fund has filed an irrevocable election pursuant to Rule 18f-1 under the 1940 Act, and any redemption payment made by the Fund in kind will be consistent with that election.

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Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Cost Basis Reporting

Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for all shares purchased, including through dividend reinvestment. Please contact the Fund at 1-844-464-6467 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

U.S. Postal Service

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Redemption Proceeds

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

If your account falls below $100,000, in the case of Institutional Class, or $3,000, in the case of Retail Class shares, because of redemptions or transfers of Fund shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum requirement after 30 days, the Fund may close your account and send you the redemption proceeds. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

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Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time.

In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance.

The Board of Trustees of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if they were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The price of the Fund’s shares is based on the Fund’s NAV per share. The Board of Trustees has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by the Adviser subject to the oversight of the Board of Trustees. The Administrator may perform certain valuation functions for the Fund. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the Fund, and certain methods may represent fair values rather than market quotations.

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The Fund generally values its securities, currencies and other assets based on market prices determined as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE or the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association) are closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. The time as of which shares are priced and the time until which purchase and redemption orders are accepted for processing at the NAV calculated that day may be changed by the Fund in its discretion as permitted by applicable law or the SEC. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, or if there is no closing price or official closing price, the last sale price. If there have been no sales on that day, the securities are valued at the mean of the current bid and ask price. U.S. and non U.S. government and corporate debt securities are typically traded in the over-the-counter market internationally, and are generally valued using prices supplied by a pricing vendor based on the mid point of quotes from multiple dealers and other factors deemed relevant by the pricing vendor, and may represent market values or fair values. In the case of other securities not traded on an exchange, or if closing prices are not otherwise available, the value of the securities are fair valued and typically determined by independent third-party pricing vendors using a variety of pricing techniques and methodologies. U.S. government and agency securities are valued by a third-party pricing vendor at the mean between the closing bid and asked prices. Other than with respect to the debt securities discussed above, the market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use, instead of quotes from dealers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Derivatives are valued using market quotations, a price supplied by a pricing service or counterparty, or using the fair value procedures discussed below, depending on the type of derivative and the availability of market quotations. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in the underlying funds are based on the underlying fund’s NAV. Available cash is generally invested into a money market fund by the Fund’s custodian, and is valued at the latest NAV per share as reported to the Fund’s administrator.

The Board of Trustees has appointed the Adviser to serve as the valuation designee to perform fair value determinations for the Fund. When price quotations are not “readily available,” or when the Adviser believes that they are unreliable, the Fund’s assets will be priced using the Adviser’s fair value procedures, subject to oversight by the Board of Trustees. Because the Fund invests in investments that may be thinly traded or for which the price quotations described above may not be readily available or may be unreliable – such as securities of small capitalization companies, securities of issuers located in emerging markets, high yield securities and derivatives – the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid – such as equity securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The fair value procedures described above may use information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether market quotations are readily available and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

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Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE or the principal bond markets in the United States are closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Information

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;
●	Date of birth (for individuals);
●	Residential or business street address (although post office boxes are still permitted for mailing); and
●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross- referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

If you open an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you are required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

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Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Fund discourages market timing and other excessive trading practices. The Fund is intended primarily for use as long- term investment vehicles. Excessive and frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. Such excessive trading practices may be determined at management’s discretion.

To deter market timing, Shareholders who purchase and redeem shares within a 30-day period will be charged a 2.00% fee at redemption. The Fund and the Adviser also reserve the right, but do not have the obligation, to reject or restrict purchase or exchange requests from any investor engaging in excessive trading activity. The Fund defines excessive trading as a purchase and redemption of the same Fund within a 30-day period. Purchase and redemption activity which involves the reinvestment of dividends and capital gains, automatic deposit and withdrawal programs, or portfolio rebalancing is not considered market timing.

The Fund cannot guarantee that it will detect every market timer due to the limitations inherent in their technological systems. The Fund reserves the right to modify its policies and procedures at any time without prior notice as the Fund deems necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

Privacy Policy

The Fund and the Adviser are committed to safeguarding the personal information of the Fund’s customers and consumers. Information about the Fund’s Privacy Policy is attached to this Prospectus as Appendix A.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally pays dividends and distributes capital gains, if any, as follows:

Income Dividend Distributions	Capital Gain Distributions
At Least Annually	At Least Annually, If Available

Income dividend distributions are derived from interest and other income the Fund receives from its investments and includes distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Fund may pay additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent after the record date will not be effective until the next distribution or dividend is paid.

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current NAV, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

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TAXES

Except where noted, the discussion below addresses only certain U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state, or local tax consequences. For more information, see “Distributions and Taxes” in the SAI.

The Fund intends to meet all requirements under Subchapter M of the Code, necessary to qualify for treatment as a regulated investment company and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet certain distribution requirements such that it is not subject to U.S. federal income tax in general. The Fund’s intention to qualify for treatment as a regulated investment company may limit its ability to acquire or continue to hold positions that it would otherwise hold or acquire or may require it to engage in transactions in which it would not otherwise engage, resulting in transaction costs; such positions and transactions can also bear on the Fund’s ability to qualify for treatment as a regulated investment company.

Taxation of Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any Capital Gain Dividends, and net gain realized on the sale, exchange, redemption or other taxable disposition of shares of the Fund.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after a shareholder purchases shares of the Fund, the dividend or distribution is taxable even though it is in effect a return of the purchasing shareholder’s investment. Prospective shareholders other than tax-exempt investors or those holding Fund shares through a tax-advantaged account should consider avoiding buying Fund shares shortly before the Fund makes a distribution.

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Sale, Exchange or Redemption of Fund Shares. Any gain resulting from the sale, exchange or redemption of a shareholder’s shares will generally be subject to tax. Shareholder transactions in the Fund’s shares resulting in gains from selling shares held for more than one year generally are taxed at long-term capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Taxation of Certain Investments. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities will be decreased. If at the close of the Fund’s taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations or, at the close of each quarter of its taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be eligible to elect to pass through to its shareholders foreign income taxes that it pays (and, in the latter case, such taxes paid by an underlying regulated investment company that itself was eligible and elected to pass such taxes through to shareholders), so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. Even if eligible to make such an election, the Fund may determine not to do so.

Certain of the Fund’s transactions in foreign securities, foreign currencies, or foreign currency derivatives may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, such original issue discount will be included in the Fund’s ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, and will be distributed to shareholders as taxable dividends. The Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount. Alternatively the Fund may elect instead to currently include the amount of market discount in its ordinary income even though the Fund does not receive payment of such amount at that time. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to dispose of other investments in order to satisfy its distribution requirements, including when it is not advantageous to do so, potentially increasing the amount of investment income and short-term capital gain distributions (taxed at ordinary income rates) and Capital Gain Dividends made to shareholders.

Tax rules are not entirely clear about certain issues relating to debt obligations that are in the lowest rating categories, and the Fund, if investing in such obligations, will need to address these issues as they arise in order to seek to ensure that it continues to qualify as a regulated investment company.

Certain of the Fund’s investments, including its investments in certain debt obligations and derivative transactions, can affect the amount, timing and character of distributions to, and thus taxes payable by, shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on the Fund’s satisfaction of the distribution or other requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

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In order to qualify as a regulated investment company under the Code, the Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodities and commodity-related derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-related instruments, ETFs and other investment pools will not give rise to qualifying income. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company and were ineligible to cure or otherwise did not cure such failure, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

Backup Withholding. Backup withholding is generally required with respect to taxable distributions and redemption proceeds that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish certain information and certifications, or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments to the extent that they have been subjected to the withholding tax on shareholders who are neither citizens nor residents of the United States (described below). Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders. Distributions paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) that are properly reported as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described in the SAI, generally are not subject to withholding of U.S. federal income tax. Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For additional information about withholding and possible exemptions therefrom, see “Distributions and Taxes” in the SAI.

Tax Information. As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

You should consult your tax adviser for more information on your own tax situation, including the possible application of federal, state, local taxes or foreign taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

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Institutional Class

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver
PORTFOLIO TURNOVER RATE

41

For the Year Ended May 31, 2024	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020
$11.00	$13.61	$9.79	$4.99	$6.59

0.11	0.21	0.09	0.00 (b)	0.03
4.20	(2.66)	4.06	4.93	(1.59)
4.31	(2.45)	4.15	4.93	(1.56)

(0.42)	(0.16)	(0.33)	(0.13)	(0.04)
(0.42)	(0.16)	(0.33)	(0.13)	(0.04)
3.89	(2.61)	3.82	4.80	(1.60)
$14.89	$11.00	$13.61	$9.79	$4.99
39.71%	(18.05%)	43.65%	100.18%	(23.82%)

$379,620	$171,581	$166,177	$78,230	$26,088

1.19%	1.24%	1.31%	2.02%	2.43%
0.92%	0.92%	0.92%	0.92%	0.92%
0.80%	1.72%	0.79%	(0.02%)	0.50%

11%	3%	22%	18%	84%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Assumes an initial investment at commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

42

Retail Class

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver
PORTFOLIO TURNOVER RATE

43

For the Year Ended May 31, 2024	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020
$10.89	$13.49	$9.72	$4.95	$6.55

0.06	0.17	0.05	(0.03)	0.02
4.15	(2.63)	4.02	4.91	(1.59)
4.21	(2.46)	4.07	4.88	(1.57)

(0.40)	(0.14)	(0.31)	(0.11)	(0.03)
(0.40)	(0.14)	(0.31)	(0.11)	(0.03)
0.00	0.00	0.01	0.00	0.00
3.81	(2.60)	3.77	4.77	(1.60)
$14.70	$10.89	$13.49	$9.72	$4.95

39.11%	(18.29%)	43.16%	99.83%	(24.09%)

$29,322	$20,107	$24,240	$16,387	$4,137

1.43%	1.57%	1.65%	2.24%	2.82%
1.25%	1.25%	1.25%	1.25%	1.25%
0.43%	1.40%	0.42%	(0.38%)	0.34%

11%	3%	22%	18%	84%

(a)	Calculated using the average shares method.

(b)	Assumes an initial investment at commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

44

APPENDIX A

PRIVACY POLICY

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-844-464-6467 or go to www.gr-funds.com.

A-1

GOEHRING & ROZENCWAJG RESOURCES FUND

FOR MORE INFORMATION

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

Statement of Additional Information

The SAI provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this combined Prospectus.

How to Obtain Additional Information

●	You can obtain shareholder reports, when available, or the SAI (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 1-844-464-6467 or writing the Fund at 115 Broadway, 5th Floor, New York, NY 10006, or calling your financial consultant. This information is also available free of charge on the Fund’s website at www.gr-funds.com.
●	Text-only copies of the Fund’s reports and SAI are available free from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

Investment Company Act File No. 811-23177

STATEMENT OF ADDITIONAL INFORMATION

September 27, 2024

GOEHRING & ROZENCWAJG INVESTMENT FUNDS

Goehring & Rozencwajg Resources Fund

Institutional Class Shares (GRHIX)

Retail Class Shares (GRHAX)

115 Broadway, 5th Floor

New York, NY 10006

Goehring & Rozencwajg Investment Funds (the “Trust”) is an open-end series management investment company organized as a Massachusetts business trust. The Goehring & Rozencwajg Resources Fund (the “Fund”) is a series of the Trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated September 28, 2024, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI. Copies of the Prospectus and the Annual Report to Shareholders may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at 1-844-464-6467.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES	1
ADDITIONAL INVESTMENT ACTIVITIES AND RISKS	2
INVESTMENT LIMITATIONS	39
TEMPORARY DEFENSIVE POSITIONS	41
PORTFOLIO TURNOVER	41
DISCLOSURE OF PORTFOLIO HOLDINGS	41
PORTFOLIO TRANSACTIONS AND BROKERAGE	44
PURCHASE AND REDEMPTION OF SHARES	46
TRUSTEES AND OFFICERS	50
INVESTMENT ADVISER	58
PRINCIPAL HOLDERS OF SECURITIES	60
PORTFOLIO MANAGERS	62
NET ASSET VALUE	64
DISTRIBUTIONS AND TAXES	64
DESCRIPTION OF THE TRUST	78
OTHER INFORMATION ABOUT THE FUND	81
PERFORMANCE INFORMATION	81
FINANCIAL STATEMENTS	82
Appendix A -- Proxy Voting Policies and Procedures	A-1

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objectives of the Fund, as well as the strategies it employs to achieve those objectives. The Fund is a no-load investment portfolio of Goehring & Rozencwajg Investment Funds, an open-end series management investment company organized as a Massachusetts business trust on July 14, 2016. The Fund is classified as a diversified portfolio. The discussion below supplements the information set forth in the Prospectus under “Fund Summary.” The discussion below is not intended to be an exhaustive list of the securities and other investments in which the Fund may invest and the Fund may invest in securities and other instruments and engage in strategies other than those listed below. The percentages set forth below and the limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in securities of natural resources companies and other investments (including derivatives (such as futures and options) and securities issued by other investment companies or other pooled investment vehicles, including exchange-traded funds (“ETFs”)) that provide economic exposure to natural resources or natural resources companies (together, “natural resources investments”). Natural resources companies are U.S. and foreign companies that may own, explore, develop, produce, refine, transport, or market natural resources or that provide related equipment, infrastructure, or services related to natural resources. Natural resources include, among other things, energy commodities such as oil, natural gas, coal and uranium, precious metals such as gold, silver, platinum, palladium and rhodium, diamond, base metals such as copper, lead and zinc; ferrous metals; agricultural commodities; and fertilizer commodities such as potash, phosphate and nitrogen.

Goehring & Rozencwajg Associates, LLC (“GRA” or the “Adviser”) believes that substantial value can be created by investing in the securities of companies engaged in those sectors of the natural resources industry where investor sentiment is extremely negative, the associated commodity price is low relative to historical levels, or the Adviser believes that the fundamentals are on the verge of turning positive. The Fund seeks to implement an investment process that consists of both “top-down” and “bottoms-up” analysis. For the “top-down” analysis, the Adviser will use its proprietary supply and demand models to form an outlook for a given commodity. Once the “top-down” outlook for a given commodity is complete, the Adviser will conduct a “bottoms-up” analysis of potential investments that uses its proprietary commodity price outlook to calculate an estimate of intrinsic value for the investment. The Fund will seek to use “value investing” techniques and invest in those securities that it believes are undervalued relative to its estimate of intrinsic value based upon its proprietary commodity outlook, but may use other investment techniques as well.

The Fund will typically invest primarily in equity and equity-related securities consisting of common stock, preferred stock, convertible securities, rights and warrants and depository receipts, including American Depositary Receipts (“ADRs”) and/or Global Depositary Receipts (“GDRs”). The Fund may also invest in debt securities of natural resources companies. These debt-securities may include “investment-grade” securities (i.e., BBB- or better from S&P Global Ratings (“S&P”), Baa3 or better from Moody’s Investors Services, Inc. (“Moody’s”) and BBB- or better from Fitch Investor Services, Inc. (“Fitch”)) as well as those that are rated below investment-grade (commonly referred to as “junk bonds”) or are not rated by any rating agency. The Fund may maintain an average portfolio duration of any length, and the Fund may invest in securities of any duration and maturity.

The Fund may invest in derivatives, including, but not limited to, long and short positions in futures and options, in order to gain market exposure to natural resources or natural resources companies, enhance returns or hedge an existing position. At times, the Fund may invest in registered investment companies and ETFs. The Fund will primarily utilize ETFs to gain market exposure to an underlying commodity, such as by investing in an ETF which invests in the commodity (e.g., gold). Investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships (“MLPs”). In addition, the Fund may purchase securities issued in private placements and initial public offerings. The Fund also may engage in repurchase agreements to earn incremental income on temporarily available cash.

The Fund may hold both U.S. and foreign securities (including emerging market securities) and does not limit the proportion of securities held by geography. In addition, the Fund does not seek to limit its investments based upon market capitalization and may hold securities of companies whose market capitalization may range from very small (“micro-cap”) to very large (“large-cap”). At times, the Fund may take a defensive position when it believes commodity prices, or security valuations are at risk of a decline and as a result may hold a higher than normal level of cash.

The Fund will not seek to provide diversified commodity exposure and may be directly or indirectly exposed to a limited number of commodities.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

EQUITY INVESTMENTS

The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

DEPOSITARY RECEIPTS

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including ADRs, GDRs, and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

INITIAL PUBLIC OFFERINGS

The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.

PREFERRED STOCK

Preferred stocks, like debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS AND RIGHTS

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, and they may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

FIXED INCOME SECURITIES

The Fund invests in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factors. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors, such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise.

Conversely, when interest rates rise, the value of a fixed income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Fund will invest primarily in fixed income securities, the net asset value (“NAV”) of the Fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Fiscal, economic, monetary or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. As interest rates rise, there is a risk that rates across the financial system may continue to rise.

Call or Buy-Back Features. In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

BANK OBLIGATIONS

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability and solvency of banks generally is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance their lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

HIGH YIELD SECURITIES

The Fund may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The Fund’s achievement of its objective may be more dependent on the Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody’s, S&P, Fitch and DBRS generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise be suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the Fund’s portfolio. These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s NAV per share and may limit the ability of such the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV.

The Fund has adopted a liquidity risk management program pursuant to Rule 22e-4 under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”) that GRA believes is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. While the Fund’s liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities, especially those issued by emerging market countries.

The markets for high yield corporate securities have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the International Bank for Reconstruction (commonly called the “World Bank”) and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will typically make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Other investments, such as loan participations or assignments, may also pay interest at floating or variable rates.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

LIBOR REPLACEMENT AND OTHER REFERENCE RATES RISK

Many financial instruments, including many derivatives, historically used a floating rate based on LIBOR, which was the offered rate for short-term Eurodollar deposits between major international banks. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Funding Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Fund, the financial instruments in which the Fund invests, or issuers of instruments in which the Fund invests, cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

INFLATION-PROTECTED SECURITIES

The Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

INTEREST ONLY SECURITIES

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

MONEY MARKET INSTRUMENTS/SECURITIES

The Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short-term debt securities as ancillary liquid assets. Although the Fund may invest in money market instruments, it is not a money market fund and therefore is not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Fund will not seek to maintain a stable NAV. The Fund also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.

Considerations of liquidity, safety and preservation of capital may preclude the Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, the Fund’s ability to trade money market securities may be constrained by the collateral and asset coverage requirements related to the Fund’s other investments. As a result, the Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments generally are considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities. In addition, during the 2008 global financial downturn, many money market instruments that were thought to be highly liquid became illiquid. If the Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, including securities issued in private placements. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, will often be illiquid, and investment in such securities may have an adverse impact on the NAV of the Fund.

The Fund may purchase securities issued under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific Securities and Exchange Commission (“SEC”) rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets) and certain other requirements are met. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets, however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing. The Fund’s holdings of Rule 144A securities which are considered illiquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

STEP-UP SECURITIES

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

“STRIPPED” SECURITIES

The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivatives.”

STRUCTURED NOTES

Included among the emerging market country debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as emerging market bonds, and the issuance by that entity of one or more classes of securities (“Structured Notes”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. The Structured Notes of the type in which the Fund anticipates investing typically involve no credit enhancement, and so the Fund will be subject to the credit risks associated with both the underlying investments and the issuer.

The Fund is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances the Fund’s purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and on the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply. Structured Notes may be considered derivative securities.

Credit-Linked Notes. The Fund may invest in credit-linked notes. Credit-linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. Through the purchase of a credit-linked note, the Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Fund is also exposed to the issuer of the credit-linked note in the full amount of the purchase price of the note and the notes are often not secured by the reference securities or other collateral. The Fund have the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit-linked notes are also subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

The market for credit-linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked notes. In certain cases, a market price for a credit linked note may not be available or may not be active.

1940 Act Limitations. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under “Investment Companies.” Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

SUPRANATIONAL ORGANIZATIONS

The Fund may invest in debt securities issued by supranational organizations such as freely transferable promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

U.S. GOVERNMENT SECURITIES

The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal, although, all U.S. government securities are subject to some credit risk. In addition, like all fixed-income securities, U.S. government securities are subject to interest rate risk.

Securities issued by the U.S. Treasury generally do not involve the same credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities have historically been guaranteed as to the payment of principal and interest by the relevant entity (e.g., the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”)) but have not been backed by the full faith and credit of the U.S. government. Therefore, the securities would generally not have been considered securities issued or guaranteed by the U.S. Treasury.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

INVESTMENT COMPANIES

The Fund may invest in other investment companies. Investment companies, including ETFs, are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, the Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for the Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

EXCHANGE-TRADED FUNDS

The Fund may invest in shares of ETFs. An ETF is typically an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 25,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). These types of “commodity ETFs” do not have the same investor protections as ETFs registered under the 1940 Act. Investments in ETFs involve certain inherent risks generally associated with investments in a portfolio of assets, including risks that the general level of asset prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held. Actively managed ETFs may be limited in their ability to fully implement their intended investment strategy due to concerns over portfolio transparency or investment restrictions. The Fund may use ETFs to gain market exposure to an underlying commodity, such as by investing in an ETF which invests in the commodity.

In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.

DERIVATIVES

The Fund expects to engage in a variety of derivative transactions in accordance with applicable rules; however, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, commodity, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity, total return and credit default swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

The Fund may (if and to the extent so authorized and in accordance with applicable law) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity, total return and credit default swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

The CFTC, certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits,” on the maximum net long or net short speculative positions which any person, or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser may be aggregated for this purpose. Therefore, trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, market risk, correlation risk, regulatory risk, difficulties in valuation, and leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, the Fund’s derivative counterparties may experience financial difficulty, including bankruptcy of the institution, or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. The Fund’s use of certain derivatives may be limited by its intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may affect the amount, timing and character of distributions to, and thus taxes payable by, shareholders. See “Distributions and Taxes.”

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to CFTC Rule 4.5 (the “exclusion”) promulgated by the CFTC. Accordingly, the Adviser (with respect to the Fund) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures and certain swaps. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Several types of derivative instruments in which the Fund may invest are described in more detail below. However, the Fund is not limited to investments in these instruments. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.

Currency Transactions. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such forward currency transactions may be settled through either physical delivery or cash settlement. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate, Equity and Total Return Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts & Options on Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Adviser expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are bought and sold on the exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). An option on futures contracts gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities.

The Fund may enter into interest rate futures contracts, for example, in order to attempt to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale should have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund should increase at approximately the same rate, which should thereby keep the NAV of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique could allow the Fund to take a position without having to sell its portfolio securities. Similarly, when the Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of futures transactions and options on futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. In addition, the Fund’s futures broker(s) may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Options Generally. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian’s records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Options may settle by physical delivery of the underlying instrument or cash settlement. Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. Counterparty risk is generally greater with respect to OTC options.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Calls sold by the Fund may be (but are not required to be) “covered” (that is, the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices. The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Interest Rate, Equity and Total Return Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate, equity and total return swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index or reference instrument falls below a predetermined rate or value, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate, equity and total return swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

There is generally no limit on the amount of interest rate, equity and total return swap transactions that may be entered into by the Fund. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation.

Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit/Counterparty Risk. The Fund may experience a loss if the counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption. There can be no assurance that a counterparty will be able or willing to make timely settlement payments or otherwise meet its obligations, especially during unusually adverse market conditions. In connection with entering into derivatives transactions, the Fund typically will post variation margin (i.e., mark-to-market) to, and receive variation margin from, its counterparties. In some cases, the Fund will be required to post initial margin (i.e., a significant upfront deposit unrelated to the transaction’s marked-to-market value) to its counterparties. When the Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the derivative contract. In addition, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, in the event of an insolvency of a counterparty (or its affiliates) could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to conduct a resolution of a financial institution that is in danger of default. With respect to a counterparty who is subject to such proceedings in the EU and United Kingdom, the liabilities of such counterparty to the Fund could be reduced, eliminated or converted to equity (sometimes referred to as a “bail in”).

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required by regulation to be centrally cleared. In a transaction involving those swaps (a “cleared derivative”), the Fund’s counterparty is a clearing house. Since the Fund is not a member of any clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the derivatives market and may not result in derivatives being easier to trade or value. The Fund also may not be able to find a clearinghouse willing to accept a derivative for clearing. In a derivatives transaction, a central clearing organization will be the counterparty to the transaction, and the Fund will be subject to the risk that the clearinghouse or the clearing member through which the Fund holds its positions may be unable to perform its obligations. Such risk is concentrated in relatively few clearinghouses and clearing members. It is not clear how an insolvency proceeding of a clearinghouse would be conducted or what impact an insolvency of a clearinghouse would have on the financial system, and the Fund may be left with only an unsecured creditor claim if such an insolvency were to occur. In addition, cleared transactions may be more expensive to maintain than OTC transactions and may require the Fund to deposit larger amounts of margin. The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. The Fund generally may exit its obligations under a derivative only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting derivative position, which may cause the Fund to incur losses.

Swap Execution Facilities. Certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade. Similar “trade execution” regulations are being implemented in the European Union.

Additional Risk Factors in Cleared Derivatives Transactions.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. The Fund is subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Rules and regulations related to clearing are evolving, so their full impact on the Fund and the financial system are not yet known. While central clearing of some derivatives transactions is designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements exposes the Fund to other kinds of risks and costs.

Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Risks of Derivatives Outside the United States. Derivatives with counterparties on markets or exchanges or relating to reference instruments or indexes outside the United States are subject to the risks described in the Prospectus and this Statement of Additional Information as well as additional risks. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, the U.S. government enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Various regulatory agencies have implemented and are in the process of implementing rules under the Dodd-Frank Act and other legislation. The European Union, the United Kingdom (and some other jurisdictions) have adopted similar requirements, which affect the Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Derivatives regulations can, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result. Additionally, regulatory requirements may result in increased uncertainty about counterparty credit risk, and they may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty.

Global regulators have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. These regulations have the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Rule 18f-4 under the 1940 Act regulates the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program (including appointment of a derivatives risk manager and the implementation of certain testing requirements), and subjects funds to certain reporting requirements in respect of derivatives. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. The application of Rule 18f-4 to the Fund could have the effect of restricting the Fund’s use of derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which could adversely affect the Fund’s performance and its ability to achieve its investment objective.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules related to derivatives. For example, the SEC has proposed new rules requiring the reporting and public disclosure of certain positions in security-based swaps, including credit default swaps, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps. These and other proposed new rules, whether assessed on an individual or collective basis, could materially change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Fund to execute certain investment strategies and may adversely effect the Fund’s performance.

NON-U.S. SECURITIES

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Distributions and Taxes.”

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding or other taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, currency blockage, the implementation of sanctions and other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

Non-U.S. issuers may also become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the non-U.S. issuers’ assets or securities and/or make their securities worthless. The imposition of such sanctions, such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022, could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Canadian Investments. The Fund may invest in securities of Canadian issuers to a significant extent. The Canadian and U.S. economies are closely integrated, and U.S. market conditions, including consumer spending, can have a significant impact on the Canadian economy such that an investment in Canadian securities may not have the same diversifying affect as investments in other countries. In addition, Canada is a major producer of commodities, such as forest products, metals, agricultural products and energy-related products like oil, gas and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by fluctuations in currency and global demand for such commodities. Investments in Canadian securities may be in Canadian dollars. See “Foreign Currency Transactions” for more information.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. Subject to certain exceptions, the 1940 Act limits the Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Fund will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in the Fund should not be considered as a complete investment program.

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund. Natural resource companies may be especially susceptible to the risks of emerging markets because many natural resource activities (e.g., mining) occur in emerging market countries.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Supranational Entities. The Fund may invest in securities issued by supranational entities, such as the World Bank, the Asian Development and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Obligations of supranational entities that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the sections “Non-U.S. Securities” and “Foreign Currency Transactions.”

Foreign Currency Transactions. The Fund may engage in foreign currency transactions for both hedging (as described in the section “Derivatives” above) and investment purposes. Many foreign securities in the Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange.

If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). As described above in the section “Derivatives”, forward contracts are subject to many of the same risks as derivatives more generally. Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund may also be required to liquidate portfolio assets or may incur increased currency conversion costs to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, the Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by the Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by the Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which the Fund may engage involve risks similar to those described in the section “Derivatives.”

The Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Non-U.S. Securities.” Because the Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

COMMODITIES

The Fund concentrates its investments in the natural resources industry. Natural resources include, among other things, energy commodities such as oil, natural gas, coal and uranium, precious metals such as gold, silver, platinum, palladium and rhodium, diamond, base metals such as copper, lead and zinc; ferrous metals; agricultural commodities; and fertilizer commodities such as potash, phosphate and nitrogen. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. The Fund will be exposed to commodities through its investments in natural resources companies and its investments (such as derivatives and ETFs) which are intended to provide economic exposure to one or more commodities or commodities indexes. The Fund may invest in commodity-related securities and other instruments, such as structured notes, swap agreements, options, futures and options on futures that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, investments in commodity-related instruments do not generally provide a claim on the underlying commodity.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, insufficient storage capacity, war, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. To the extent that the Fund is more heavily exposed to a commodity sub-sector that undergoes a period of weakness, an investor can expect poor returns from the Fund. Investments in commodity-related instruments may be subject to greater volatility than non-commodity-based investments. A highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities. The Fund may lose money on its commodity investments.

OTHER PRACTICES

BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous “asset coverage” (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on the NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Fund pursuant to guidelines approved by the Board.

The Fund may engage in other transactions, such as certain derivative transactions or reverse repurchase agreements, which have the economic effect of borrowing and may allow the Fund to incur more leverage than would be allowed for bank borrowings.

CYBER SECURITY

With the increased use of technologies such as the Internet, mobile devices and cloud-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Fund, its service providers, and other market participants are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites rendering them unavailable to intended users or via “ransomware” that renders systems inoperable until appropriate actions are taken. Cyber security failures or breaches of the Fund’s service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has developed processes, risk management systems and established business continuity plans that it believes are reasonably designed to prevent or reduce the impact of such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been (or cannot be) adequately identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers or by issuers in which the Fund invests and such service providers may have limited indemnification obligations to the Adviser or the Fund, each of whom could be negatively impacted as a result.

ILLIQUID SECURITIES

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits) and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board, monitors Fund investments in illiquid securities and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. Certain securities, the disposition of which may be restricted under the federal securities laws, may be considered liquid pursuant to the procedures adopted by the Board.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. government securities or the borrower of the securities will deposit cash with the applicable Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

The SEC recently adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names).

MASTER LIMITED PARTNERSHIPS

A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. The Fund’s investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through MLPs. While MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, MLPs may invest in other types of industries, or in credit related investments. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management. For purposes of qualifying as a regulated investment company under the Code the Fund is not permitted to invest more than 25% of its total assets in MLPs. Additionally, while MLPs are typically treated as partnerships for U.S. federal income tax purposes, changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures and could have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund. Changes in the laws, regulations or related interpretations relating to the Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. See the “Distributions and Taxes” section of the SAI for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in MLPs.

MLP securities in which the Fund may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or ETFs that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices. The Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MARKET CAPITALIZATIONS

The Fund may invest in companies with small, medium or large market capitalizations. Large capitalization companies generally are large companies that have been in existence for a number of years and are well established in their market. Middle market capitalization companies generally are medium-sized companies that are not as established as large capitalization companies, may be more volatile and are subject to many of the same risks as smaller capitalization companies.

Small Capitalization Companies. The Fund may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that the Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions and terrorism) will disrupt securities markets, adversely affect particular economies and markets as well as global economies and markets and exacerbate the effects of other risks to which the Fund is subject, thereby reducing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs (e.g., the marked decline in oil prices in late 2014, as well as in and early 2020 and substantial increase in 2022) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Terrorism in the U.S. and around the world has increased geopolitical risk.

A default by the U.S. government or a shutdown of U.S. government services (including in response to political events) could adversely affect the U.S. economy, reduce the value of many Fund investments, and disrupt the operation of the U.S. or other securities markets. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures.

War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to higher short-term market volatility and have had, and in the future may have, adverse long-term effects on U.S. and world economies and markets generally. For example, Russia’s invasion of Ukraine beginning in late February 2022, and subsequent related events, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the U.S. and the United Kingdom, as well as the European Union, issued broad-ranging economic sanctions against Russia, including, among other sanctions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (commonly referred to as “SWIFT”), the electronic banking network that connects banks globally; and restrictive measure to prevent the Russian Central Bank from undermining the impact of the sanctions. Those events, including sanctions and the potential for future sanctions, including any affecting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, have adversely affected the Russian economy and may result in the further decline of the value and liquidity of Russian securities, a continued weakening of the ruble and continued exchange closures, and may have other adverse consequences on the Russian economy that affect the value of Russian investments and impair the ability of the Fund to buy, sell or deliver those securities. In addition, trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down. Events such as these and their impact on the Fund are impossible to predict.

Natural and environmental disasters, epidemics or pandemics (such as the outbreak of COVID-19 in late 2019), and systemic market dislocations can adversely affect the market price of the Fund’s investments. Events surrounding the COVID-19 pandemic contributed to significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. These effects and the effects of other infectious illness outbreaks, epidemics or pandemics may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of an outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

OPERATIONAL RISK

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

PRIVATE PLACEMENTS

The Fund may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult or impossible to sell the securities when the Adviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell the illiquid securities promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of the Fund’s Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

The SEC recently finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into “reverse” repurchase agreements to, for example, avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.

The SEC recently finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

Dollar Rolls. Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by a Fund is a mortgage-related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.

SHORT-TERM TRADING

The Fund may, consistent with its investment objective, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund’s portfolio, which may produce higher transaction costs and the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals at ordinary income rates). Portfolio turnover considerations will not limit an Adviser’s investment discretion in managing the Fund’s assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

INVESTMENT LIMITATIONS

The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as the Fund’s investment objective and each other investment restriction set forth in the Prospectus or SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

As described in the Prospectus, the Fund normally will invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of natural resources companies and other investments which provide economic exposure to natural resources or natural resources companies.

The Fund may not:

*(1) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act;

*(2) Borrow money, except to the extent permitted under the 1940 Act;

*(3) Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(4) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(5) Purchase or sell real estate, although the Fund may purchase securities of issuers which own or deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein; or

*(6) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The Fund may:

*(7) Purchase and sell commodities to the maximum extent permitted by applicable law.

The Fund will:

*(8) Invest more than 25% of the value of its total assets in the natural resources sector.

Restrictions (1) and (6) shall be interpreted based upon rules, no-action letters and other pronouncements of the SEC and its staff. See “Borrowing” above.

TEMPORARY DEFENSIVE POSITIONS

The Fund has the flexibility to respond promptly to changes in adverse market, and economic, political or other conditions. In the interest of preserving shareholders’ capital, the Adviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent the Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high-quality debt instruments.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Higher portfolio turnover may result in the realization of a greater amount of taxable capital gains, including short-term capital gains, which are taxed at ordinary income tax rates when distributed to shareholders who are individuals. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

The historical portfolio turnover rate for the Fund is shown under the heading “Financial Highlights” in the Fund’s Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for the Fund may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board, or an officer of the Fund.

“Service Providers” or a “Service Provider” includes, but is not limited to, the Adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Goehring & Rozencwajg Associates, LLC (Adviser)	Daily	None	Daily	Daily
ALPS Distributors, Inc. (Distributor)	As needed	None	As needed	As needed
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
Ropes & Gray LLP (Counsel)	As needed	None	As needed	As needed
State Street Bank & Trust Company (Custodian)	Daily	None	Daily	Daily
Grant Thornton LLP (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed

Only the Adviser’s chief compliance officer or general counsel (or persons designated by the Adviser’s general counsel or chief compliance officer), may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if the Adviser’s chief compliance officer or general counsel, or an officer of the Fund in consultation with the Adviser’s chief compliance officer or general counsel, determines that the disclosure is being made for a legitimate business purpose. Such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of Portfolio Holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the Adviser may regularly distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”), provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s chief compliance officer or general counsel (or persons designated by the Adviser’s general counsel or chief compliance officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Portfolio Holdings

Full portfolio holdings will be made available to the public and Third Parties for the most recent month-end period and only after a 30 calendar day delay from the end of the month. Full portfolio holdings will be provided via Form N-CSR after the close of the fiscal year or half-year and via Form N-PORT 60 days after the close of the first and third quarters of each fiscal year.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

●	disclosures that are required by law;
●	disclosures necessary for Service Providers (defined above) to perform services to the Fund;
●	disclosure necessary for Rating Agencies to assess applicable fund ratings;
●	disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;
●	disclosures to the Fund’s or Service Providers’ regulatory authorities, accountants, or counsel; and
●	any portfolio holdings that pre-date portfolio holdings that have been publicly disclosed (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

BROKERAGE AND RESEARCH SERVICES

There is generally no stated commission in the case of fixed income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may from time to time cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

For the period June 1, 2023 to May 31, 2024, the Fund paid $469,960 in brokerage commissions. For the period June 1, 2022 to May 31, 2023, the Fund paid $194,930 in brokerage commissions. For the period June 1, 2021 to May 31, 2022, the Fund paid $230,849 in brokerage commissions.

PURCHASE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (“ALPS” or the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid medallion signature guarantee form, when changing certain information in an account.

SHARE CLASSES

Shares of the Fund are currently divided into two share classes – Institutional Class shares and Retail Class shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. Each class of shares bears expenses specifically allocated to that class as well as its allocable share of Fund- and Trust-level expenses. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable. While the expenses of the Fund are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the series of the Trust.

PURCHASE OF SHARES

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of Fund shares. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial and subsequent investments in the Fund are set forth in the Prospectus.

Subsequent investments may be made at any time by mailing a check to the Fund’s Transfer Agent, along with a detachable stub from your statement of account (or a letter providing the account number). Shareholders should be sure to write the relevant Fund name and the account number on the check. The Fund will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

Shares of the Fund may be purchased on any day that Fund shares are priced at the NAV per share next determined after receipt of a purchase order. Share certificates will not be issued or honored for any class of shares. Share purchase orders are effective on the date the relevant Fund receives a completed application (and other required documents) in good order and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular day that Fund shares are priced, prior to 4:00 p.m. (Eastern Time): (i) in the case of a wire transfer payment, a purchaser must call 1-844-464-6467 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the relevant Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

Payment in Securities. In addition to cash, the Fund may accept securities as payment for Fund shares at the applicable NAV. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities are a suitable investment for such Fund and in a sufficient amount for efficient management.

The Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges (if any), and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will value accepted securities in the same manner as it values its portfolio securities in determining the Fund’s share price. The Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while such Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the Fund except when authorized to do so and in accordance with specific instructions received from the Adviser.

Purchase Procedures for Retail Class Shares. Retail Class shares are offered exclusively through plan sponsors and other financial intermediaries, who will be the record owners of the shares. Please contact your plan sponsor or other intermediary for details.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

REDEMPTION OF SHARES

If the Fund determines that it is in the best interests of the remaining shareholders of such Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in-kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Fund may deem fair and equitable. A shareholder who receives a distribution in-kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in-kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

An irrevocable election has been filed pursuant to Rule 18f-1 under the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Redemption Procedures. The Fund will redeem all full and fractional shares of such Fund upon request on any day that Fund shares are priced at the applicable NAV determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any day that Fund shares are priced, the redemption will be effective on the date of receipt. If the notice is received on a day which Fund shares are not priced or after the time at which the Fund value their shares (normally, the close of regularly scheduled trading on the NYSE), the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the applicable Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 10 days or more.

Redemption Fee. A 2% redemption/exchange fee is charged on shares of the Fund within thirty days of purchase, subject to certain exceptions. Shares of the Fund held for more than thirty days are not subject to this 2% redemption/exchange fee. This fee is paid to the Fund, not the Adviser, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption/exchange fee.

The redemption/exchange fee does not apply to redemption of shares: (1) acquired through dividends or capital gains investments; (2) purchased through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; and (5) that are redemptions effected through systematic withdrawal plan. These exceptions apply to shares purchased or redeemed either directly with the Fund or its Transfer Agent or indirectly through a financial advisor. In addition, the Adviser may, at its discretion, waive a redemption/exchange fee.

The 2% redemption/exchange fee will also be imposed on investments made through financial adviser in certain omnibus accounts that are not exempt as described above.

Small Accounts. The Fund reserves the right, upon not less than 30 days’ written notice, to redeem shares in an account which has a value of less than $100,000, in the case of Institutional Class, or $3,000, in the case of Retail Class shares, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the NAV. Subject to the Fund’s right to reject a purchase of shares of any reason, the Fund currently intends that any shareholder affected by the exercise of this right will be given a reasonable opportunity to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

DISTRIBUTION AND SERVICES (12B-1) PLAN FOR RETAIL CLASS SHARES

As described in the Prospectus, the Fund has adopted a Distribution and Services Plan (the “Plan”) for its Retail Class shares. The Plan, among other things, permits the Retail Share Class to pay the Distributor monthly fees, at annual rates not exceeding 0.50% of the assets of the Retail Class in order for the Distributor to compensate certain financial intermediaries that may provide distribution and other services (as set forth below) with respect to the Fund and to pay or provide for other distribution-related services. The Board has approved fees at an annual rate of 0.25% of the average daily NAV for the current fiscal year. However, that rate may be increased up to 0.50% in subsequent years without shareholder approval. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the distribution agreement with the Distributor) was approved by the Board, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) (“Independent Trustees”) and who have no direct or indirect financial interest in the operations of the Plan or the distribution agreement. The principal types of activities for which payments under the Plan may be made include payments to intermediaries for distribution, marketing, and/or on-going shareholder services performed by such entities for their customers who are shareholders in the Fund. Payments under the Plan also may be made for activities such as advertising, printing and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel and interest, carrying or other financing charges. The Trust believes that the Plan may benefit the Trust by increasing net sales of the Fund (or reducing net redemptions), potentially allowing the Fund to benefit from economies of scale. For the period June 1, 2023 to May 31, 2024, Retail Class shares of the Fund paid $56,524 in 12b-1 fees to the Distributor under the Plan. The Distributor, in turn, compensated intermediaries and the Adviser for performing the foregoing services.

Fund	Total Distribution & Service Fees	Compensation to Broker-Dealers	Compensation to Distributor	Advertising	Printing of Prospectus For Non-Shareholders
Institutional Class	$-	$-	$-	$-	$-
Retail Class	$56,524	$56,524	$-	$-	$-

The Plan may be terminated by vote of a majority of the “qualified” Trustees (defined in the Plan as Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it) or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be materially amended by vote of the Board as well as the “qualified” Trustees voting separately, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Fund’s Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

SHAREHOLDER SERVICES PLAN FOR RETAIL CLASS SHARES

As described in the Prospectus, the Fund has adopted a Shareholder Services Plan (the “Services Plan”) for its Retail Class shares. The Services Plan allows the Fund to use its Retail Class assets to pay a shareholder and/or administrative services fee under the Services Plan (the “Service Fee”) to financial institutions that provide certain services to the Fund or Fund shareholders. The Service Fee may be used by the financial institution for payments to financial institutions and persons who provide administrative and support services to their customers who may from time to time beneficially own Retail Class shares. These services may include (but are not limited to): (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing sub-accounting and/or sub-transfer agency services with respect to shares beneficially owned by shareholders, or the information to the Fund or its agents necessary for sub-accounting and/or sub-transfer agency services; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund or its shareholders may reasonably request to the extent the financial institution is permitted to do so under applicable statutes, rules and regulations. Service Fees may not be expended to pay for activities that are primarily intended to result in sales of shares of the Fund.

The Services Plan permits the Fund to make total payments at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to its Retail Class shares. However, the Fund may pay a Service Fee at a lesser rate. The Services Fee is calculated daily and paid monthly. Because the Services Fee is paid out of the Fund’s Retail Class assets on an ongoing basis, over time they will increase the cost of an investment in Retail Class shares.

The Services Plan may be terminated by vote of a majority of the “qualified” Trustees, as defined in the Services Plan, or by vote of a majority of the outstanding Retail Class voting securities of the Fund. The Services Plan may be materially amended by vote of the Board as well as the “qualified” Trustees voting separately, cast in person at a meeting called for that purpose. The Fund’s Trustees review quarterly written reports that set out the amounts expended under the Services Plan and the purposes for which those expenditures were made.

The Plan will continue in effect for successive one-year periods until properly terminated by either party.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and officer of the Trust is c/o Goehring & Rozencwajg Associates, LLC, 115 Broadway, New York, NY 10006.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Mark Kellstrom (1961)	Trustee	Since September 7, 2016	Independent Consultant for Financial and Capital Market Transactions since October 2018. Managing Director, Bradley Woods & Co. Ltd. (an investment banking firm) March 2014 to October 2018.	1	None.	Significant experience in the financial industry, including investment banks and broker dealers; specializes in natural resources; holds CFA designation.
J. Douglas Newsome (1960)	Trustee	Since October 25, 2016	Managing Director, Director of Research, Perkins Fund Marketing, LLC (a broker dealer) since August 2012.	1	None.	Significant experience in the financial industry, including at several broker dealers; holds Series 7, 24, 31, 50 and 63 securities licenses; holds CFA designation.

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Edward O’Brien (1985)	Trustee	Since October 25, 2016	Managing Partner and Chief Commercial Officer, Oluma Resources (since September 2021); Vice President – Asia Pacific Operations at Xcoal Energy & Resources (September 2019 – September 2021); Capital Markets & Marketing, Xcoal Energy & Resources (January 2017 – August 2019); Chief Executive Officer, Doyle Trading Consultants (July 2014 – December 2016).	1	None.	Significant experience in the natural resources industry, especially with respect to steel making raw materials.
Deborah A. Clay (1961)	Trustee	Since March 11, 2022	Retired. Formerly, Vice President, Head of Office of Chief Information Officer – New York Life Insurance Company, May 2014 to December 2021.	1	None.	Experience in the natural resources industry, with a focus on strategic planning and information technology program and project management leadership.

INTERESTED TRUSTEE

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Adam A. Rozencwajg* (1984)	Trustee	Since July 14, 2016	Managing Partner, Goehring & Rozencwajg Associates, LLC (an investment advisor) since January 2016; Vice President, Chilton Investment Company, LLC (a hedge fund) from October 2007 to December 2015.	1	Board of Trustees of CO-OP – 49 E 86th Street LLC	Significant experience with natural resources investments; experience conducting private investment end-of-year valuation audits; holds CFA designation.

*	Mr. Rozencwajg is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with GRA.
(1)	Each Trustee serves until retirement, resignation or removal from the Board.
(2)	For purposes of this table, the GRA Fund Complex includes only the Trust.

OFFICERS

Name and Year of Birth	Position with the Trust	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Adam A. Rozencwajg (1984)	President, Chief Executive Officer, Treasurer and Chief Financial Officer	Since 2016	Managing Partner, Goehring & Rozencwajg Associates, LLC (an investment advisor) since January 2016; Vice President, Chilton Investment Company, LLC (a hedge fund) from October 2007 to December 2015.
Lucas Foss (1977)	Chief Compliance Officer and AML Compliance Officer	Since 2024	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance and Governance. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015–2017) and Deputy Chief Compliance Officer at ALPS (2012–2015). Mr. Foss is also President of Financial Investors Trust and Chief Compliance Officer of Sound Point Meridian Capital Inc., the Bluerock Total Income + Real Estate Fund, Bluerock High Income Institutional Credit Fund, SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, and SPDR® S&P MIDCAP 400® ETF Trust.
Patrick Rogers (1966)	Clerk	Since 2022	Mr. Rogers has served as Senior Legal Counsel of ALPS since September 2021 and previously served as Compliance Counsel for Mercer Advisors from 2018 to 2021 and Contract Attorney for CACI, Inc. from 2014 to 2018.

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

As of December 31, 2023, none of the Independent Trustees or their immediate family members owns securities in the Adviser or Distributor, nor do they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor.

QUALIFICATIONS OF TRUSTEES

Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on other boards of directors (including boards of other investment companies); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

ROLE OF THE BOARD OF TRUSTEES, LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Role of the Board of Trustees. The Board oversees the management and operations of the Trust’s affairs. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, administrator, custodian and transfer agent, each of which is discussed in greater detail in the Prospectus or this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are generally provided as part of formal in person Board meetings which are typically held quarterly and involve the Board’s review of, among other items, recent Trust operations. The Trust’s management also provides periodic updates between meetings.

Board Structure and Leadership. The Board consists of five Trustees, four of whom are Independent Trustees. The Chairman of the Board, Adam A. Rozencwajg, is a partner of the Adviser. Mr. Rozencwajg is a portfolio manager for various investment vehicles advised or sponsored by the Adviser. Mr. Rozencwajg is an Interested Trustee because of his position with the Adviser. As noted above, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Board also has an Audit Committee and a Nominating Committee, each of which is comprised exclusively of all of the Independent Trustees.

The Trust does not have a lead Independent Trustee. However, because much of the Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Committee, each Independent Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the relatively small number of funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Adviser’s role in the operation of the Fund’s business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) the chairman’s additional role with the Adviser, which enhances the Board’s understanding of the operations of the Adviser and of the Fund.

Audit Committee. The Audit Committee’s primary purposes, in accordance with its written charter, are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee members, all of whom are Independent Trustees, are: Mark Kellstrom, J. Douglas Newsome, Edward O’Brien and Deborah A. Clay. The Audit Committee met four times during the fiscal year ended May 31, 2024.

Nominating Committee. The Nominating Committee’s primary purpose is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the relevant Fund’s Clerk that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Members of the Nominating Committee are currently: Mark Kellstrom, J. Douglas Newsome, Edward O’Brien and Deborah A. Clay. The Nominating Committee did not meet during the fiscal year ended May 31, 2024.

Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser is primarily responsible for management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of such Fund, including its investment risks. In addition, as the Fund’s operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cyber security and other operational failures, is inherently limited.

TRUSTEE FUND OWNERSHIP

As of December 31, 2023, the dollar range of equity securities in the Fund beneficially owned by the Interested Trustee was as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Adam A. Rozencwajg	$100,001–$500,000(1)	$100,001–$500,000(1)

(1)	Includes Mr. Rozencwajg’s interest, as a Managing Partner of the Adviser, in the Adviser’s initial investment in the shares of the Fund.

As of December 31, 2023, the dollar range of equity securities in the Fund beneficially owned by the Independent Trustees was as follows:

Independent Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mark Kellstrom	None	None
J. Douglas Newsome	$10,001–$50,000	$10,001–$50,000
Edward O’Brien	$10,001–$50,000	$10,001–$50,000
Deborah A. Clay	None	None

REMUNERATION OF TRUSTEES

The Trust pays each Independent Trustee an aggregate fee of $20,000 per year and $1,000 for each additional meeting (after the four quarterly meetings) of the Board in which that Trustee participated. Interested Trustees of the Trust are not compensated by the Trust. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund do not receive compensation from the Fund for performing the duties of their office.

The Trust does not pay retirement benefits to its Trustees and officers. No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust.

The following table sets forth the amounts paid during the Fund’s fiscal year ending May 31, 2024:

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Fund Complex Paid to Trustee
Mark Kellstrom, Trustee	$21,000	None	None	$21,000
J. Douglas Newsome, Trustee	$21,000	None	None	$21,000
Edward O’Brien, Trustee	$21,000	None	None	$21,000
Deborah A. Clay, Trustee	$21,000	None	None	$21,000
Adam A. Rozencwajg, Trustee	None	None	None	None

INVESTMENT ADVISER

As stated above, the Fund retains Goehring & Rozencwajg Associates, LLC to act as its investment adviser (“GRA” or the “Adviser”). The Adviser serves as the investment adviser to numerous individuals and institutions and other investment companies.

GRA serves as the Adviser to the Fund pursuant to a management contract dated as of September 8, 2016. Pursuant to the management contract, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly. The Adviser will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto (except for such activities which are conducted by the Fund’s other service providers) and provide the office space, facilities, equipment and personnel necessary to perform such services. In addition, the Adviser pays the compensation of the Fund’s officers, employees and Trustees affiliated with the Adviser. The Fund bears all other costs of its operations, including the compensation of its Trustees not affiliated with the Adviser.

As compensation for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.90% of the Fund’s average daily net assets.

As described in the Prospectus under “Fund Summary,” the Adviser has agreed to limit certain of the Fund’s expenses until September 30, 2025. For the period June 1, 2023 to May 31, 2024, the Fund’s gross advisory fees of $689,803 were waived, resulting in a payment of $1,670,703 in net advisory fees. For the period June 1, 2022 to May 31, 2023, the Fund’s gross advisory fees of $616,617 were waived, resulting in a payment of $1,126,821 in net advisory fees. For the period June 1, 2021 to May 31, 2022, the Fund’s gross advisory fees of $507,387 were waived, resulting in a payment of $0 in net advisory fees.

Under the terms of the management contract between the Fund and the Adviser, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

Pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS Fund Services, Inc., with principal offices at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as administrator to the Fund (“ALPS” or the “Administrator”) and pays expenses incurred in connection with its administrative activities. As Administrator, ALPS provides certain services, including: assisting in maintaining the Fund’s office; furnishing the Fund with clerical and certain other services required by the Fund; compiling data for and preparing notices and shareholder reports to the SEC; calculating the Fund’s daily NAV; preparing any reports that are required by the securities, investment, tax or other laws and regulations of the United States; preparing filings with state securities commissions; coordinating federal and state tax returns; monitoring the Fund’s expense accruals; monitoring compliance with the Fund’s investment policies and limitations; and generally assisting in the Fund’s operations. For the period June 1, 2023 to May 31, 2024, the Fund paid fees for administrative and accounting services of $213,895. For the period June 1, 2022 to May 31, 2023, the Fund paid fees for administrative and accounting services of $179,251. For the period June 1, 2021 to May 31, 2022, the Fund paid fees for administrative and accounting services of $166,933.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser, believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective. When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period will be available without charge, (1) upon request, by calling 1-866-699-8125 and (2) on the SEC’s website at http://www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of the Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser.

As of August 31, 2024, the following principal holders owned 5% or more of the Institutional Class shares of the Fund:(1)

Name and Address	Number of Institutional Class Shares	Percentage of Outstanding Shares of Class Owned
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	11,347,297.22	41.10%
National Financial Services, LLC(2) 82 Devonshire Street Boston, MA 02109	6,714,840.69	24.32%
MG Trust Company LLC 700 17th St FL 3 Denver, CO 80202	3,393,134.23	12.29%
Pershing Advisor Solutions LLC 1 Pershing Plz Jersey City, NJ 07399	2,579,222.59	9.34%
Leigh R. Goehring(1) c/o Goehring & Rozencwajg Associates, LLC 115 Broadway, 5th Floor New York, NY 10006	2,483,179.70	8.99%

(1)	Leigh R. Goehring by virtue of his ownership, holds greater than 5% of outstanding voting securities, and is a principal holder.
(2)	Includes 2,009,413.63 Institutional Shares beneficially owned by Leigh Goehring.

As of August 31, 2024, the following principal holders owned 5% or more of the Retail Class shares of the Fund:(1)

Name and Address	Number of Retail Class Shares	Percentage of Outstanding Shares of Class Owned
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	930,701.87	47.38%
Leigh R. Goehring(1) c/o Goehring & Rozencwajg Associates, LLC 115 Broadway, 5th Floor New York, NY 10006	433,720.13	22.07%
Morgan Stanley Smith Barney LLC 522 5th Ave. New York, NY 10036	115,561.16	5.88%
Vanguard 100 Vanguard Blvd. Malvern, PA 19355	103,883.58	5.29%

(1)	Leigh R. Goehring by virtue of his ownership, holds greater than 5% of outstanding voting securities, and is a principal holder.

MANAGEMENT OWNERSHIP

As of August 31, 2024, the officers and Trustees of the Trust collectively owned less than 1% of the outstanding shares of the Fund.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis and without a sales charge through ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of such Trustees and officers who are not trustees, officers or employees of such Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following table sets forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of May 31, 2024.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The table below identifies, as of May 31, 2024, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, none of the accounts shown were subject to fees based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Leigh R. Goehring	0	$0	4	$138,414,312	7	$212,638,204
Adam A. Rozencwajg	0	$0	4	$138,414,312	7	$212,638,204

PORTFOLIO MANAGER COMPENSATION

The Adviser is wholly owned by its two Managing Partners, Leigh R. Goehring and Adam A. Rozencwajg. The overall compensation structure for the Fund’s portfolio managers is as follows: Mr. Rozencwajg receives a base remuneration and both Mr. Goehring and Mr. Rozencwajg participate in the profits of the Adviser.

CONFLICTS OF INTEREST

Conflicts of interest arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to other accounts, as is the case for the portfolio managers listed in the table above.

These conflicts include:

Allocation of Limited Investment Opportunities. Most of the Adviser’s accounts, including the Fund, are managed using similar strategies. When a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity will generally be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that arise for the Adviser and the individuals that it employs. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among the Fund and other accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict appears.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

As of May 31, 2024, the dollar range of shares of the Fund beneficially owned by Leigh R. Goehring was over $1,000,000 (which represents shares of the Fund held by Mr. Goehring directly as well as Mr. Goehring’s interest, as a Managing Partner of the Adviser, in the Adviser’s investment in the shares of the Fund). As of May 31, 2024, the dollar range of shares of the Fund beneficially owned by Adam A. Rozencwajg was between $100,001–$500,000 (which includes Mr. Rozencwajg’s interest, as a Managing Partner of the Adviser, in the Adviser’s investment in the shares of the Fund).

There are various reasons why a portfolio manager may not own shares of the Fund in the future. One reason is that the Fund’s investment objective and strategies may not match those of the portfolio manager’s personal investment objective. Also, the portfolio manager may invest in other funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Fund. Administrative reasons (such as facilitating compliance with the Adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Fund.

NET ASSET VALUE

The following is a summary description of the procedures used by the Fund in valuing its assets. Additional detail is included in the Prospectus. Because of the differences in service and distribution fees and class-specific expenses, the per share NAV of each class may differ. For the purpose of pricing purchase and redemption orders, NAV per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern Time). With respect to the Fund, such calculation is determined on each day that the NYSE and the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association) are open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day, and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. The time as of which shares are priced and the time until which purchase and redemption orders are accepted for processing at the NAV calculated that day may be changed by the Fund in its discretion as permitted by applicable law or the SEC.

The procedures used to value the Fund’s assets are described in the Prospectus. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at that day’s exchange rate. Short-term obligations with maturities of 60 days or less are valued at amortized cost. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Available cash is generally invested into a money market fund by the Fund’s custodian, and is valued at the latest NAV per share as reported by the Fund’s administrator. Other securities and other assets of the Fund, as well as securities whose prices are not “readily available” or deemed by the Adviser to be unreliable, will be priced at fair value using the Adviser’s fair value procedures, subject to oversight by the Board.

DISTRIBUTIONS AND TAXES

IN GENERAL

It is the policy of the Fund to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also the policy of the Fund to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers, as “capital gain dividends.”

Ordinary income dividends and capital gain dividends are payable in full and fractional shares of the relevant class of the Fund based upon the NAV determined as of the close of the NYSE on the record date for each dividend or distribution. However, shareholders, may elect to receive their ordinary income dividends or capital gain dividends, or both, in cash. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If a shareholder elects to receive his or her dividends in cash and the dividend checks sent to the shareholder are returned “undeliverable” to the Fund or remain uncashed for six months, the shareholder’s cash election will automatically be changed and the shareholder’s future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

TAXATION OF THE FUND

The Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the U.S. Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the diversification test set forth in the second preceding paragraph. If the Fund were to fail to meet the income, diversification or distribution test described above, such Fund could in some cases cure such failure, including by paying the Fund-level tax or interest, disposing of certain assets, or making additional distributions. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” in the case of shareholders taxed as individuals provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to the shareholders.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute “qualifying income” for purposes of the 90% test described in (i) above. However, the U.S. Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of qualifying income the Fund’s foreign currency gains to the extent that such gains are not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of the Fund as a RIC.

The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund is permitted to carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

TAXATION OF FUND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Dividends received by corporate shareholders may qualify for the dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend. The Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends-received deduction.

If the Fund receives dividends from another mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”), and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the underlying RIC. If the Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the underlying RIC.

Any distribution of income that is attributable to (1) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (2) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the taxable sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

SALE OR REDEMPTION OF SHARES

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Fund’s Prospectus for more information.

FOREIGN TAXES

Income, gains and proceeds received by the Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (which for this purpose includes foreign governments), the Fund will be permitted to make an election under the Code that will allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If at the close of each quarter of the Fund’s taxable year, at least 50% of its total assets consists of interests in other RICs, the Fund will be permitted to elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying RIC that itself elected to pass through such taxes to shareholders. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled separately to claim a credit or deduction with respect to such taxes.

FOREIGN CURRENCY TRANSACTIONS

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to eliminate Fund-level tax. As a result, the Fund could be required at times to sell other investments in order to obtain cash necessary to satisfy its distribution requirements under the Code, including when it is not advantageous to do so. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

If the Fund holds the foregoing kinds of debt instruments or other debt instruments subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such debt instruments.

SECURITIES PURCHASED AT A PREMIUM

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium - the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is generally permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

AT-RISK OR DEFAULTED SECURITIES

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

PASSIVE FOREIGN INVESTMENT COMPANIES

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. This additional charge cannot be eliminated by making distributions to the Fund’s shareholders. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to shareholders to avoid any Fund-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions): (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

TAX-EXEMPT SHAREHOLDERS

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will generally not constitute UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. No Fund has yet determined whether such an election will be made. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

BACKUP WITHHOLDING

Backup withholding is generally required with respect to taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (see below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Very generally, special tax rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. Interests in domestically controlled QIEs, including real estate investment trusts (“REITs”) and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If the Fund were treated as a QIE, the Fund would be required to withhold tax from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Fund does not expect that it will be a QIE.

In order to qualify for an exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

COMMODITIES AND COMMODITY-RELATED INSTRUMENTS

The Fund’s investments in commodities and commodity-related instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from investments in commodities and certain commodity-related instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-related instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

COMMODITIES-RELATED ENTITIES

To the extent the Fund invests in commodities-related entities that are partnerships (other than qualified publicly traded partnerships (as defined above)), income or other trusts, or other pass-through structures for U.S. federal income tax purposes, including, for instance, certain royalty trusts and certain ETFs (e.g., ETFs investing in gold bullion), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. Similarly, certain other income trusts in which the Fund may invest could be partnerships or other pass-through structures for U.S. federal income tax purposes, such that, depending on the specific assets held by the income trust, all or a portion of any income or gains from such investment could constitute non-qualifying income to the Fund. In any such cases, the Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify as a RIC and could adversely affect the Fund’s ability to so qualify. Certain of the commodities-related ETFs in which a Fund may invest may qualify as qualified publicly traded partnerships sometimes referred to as “QPTPs.” In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described above for RIC qualification. If, however, such a vehicle were to fail to qualify as a QPTP in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit the Fund’s investments, including through corporations in which the Fund owns a 20% or more voting stock interest, in one or more vehicles that are QPTPs to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

MLPs, if any, in which the Fund invests also may qualify as QPTPs, subject to the special RIC-related rules described in the immediately preceding paragraph, or, instead, may be treated as “regular” partnerships. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to the Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. Thus, all or a portion of any income and gains from the Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. In such cases, the Fund’s pursuit of its investment strategy will potentially be limited by its intention to qualify as a RIC, and could adversely affect the Fund’s ability to so qualify.

To the extent an MLP is a partnership (whether or not a QPTP), some amounts received by the Fund with respect to an investment in MLPs will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Further, because of these accelerated deductions, the Fund will likely realize taxable income in excess of economic gain with respect to interests in such an MLP on the disposition of such interests (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or sell investments to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell investments or borrow money at such time. In addition, any gain recognized, either upon the sale of the Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent the Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as “passive foreign investment companies,” “controlled foreign corporations” or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN BANK AND FINANCIAL ACCOUNTS

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA or an IGA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

OTHER TAX MATTERS

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

DESCRIPTION OF THE TRUST

The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) permits the Board to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The Declaration of Trust further permits the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders.

Shares of the Fund are currently divided into two classes, designated Institutional Class shares and Retail Class shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Fund and the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the funds in the Trust.

The Declaration of Trust also permits the Board, without shareholder approval, to subdivide the Fund or any series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Board may designate. The Board may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “Fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy. The Declaration of Trust further provides that the Board may also without shareholder approval terminate the Trust or the Fund upon written notice to its shareholders.

The Declaration of Trust also provides that, subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to bring, permit or maintain any action, proceeding or claim on behalf of the Trust or the Fund. The Declaration of Trust further provides that shares of the Fund give shareholders only the rights provided in the Declaration of Trust, and that among the rights shareholders shall not have unless expressly provided by the bylaws of the Trust or expressly provided by law and not permitted to be waived are rights to: (i) enforce contractual claims of the Trust or the Fund; (ii) assert claims against the Trust or the Fund or its Trustees, officers or service providers; (iii) assert derivative claims on behalf of the Trust or the Fund involving any alleged harm to the Trust or the Fund; or (iv) bring a claim on behalf of any other shareholder.

The Declaration of Trust further provides that, absent the consent of all parties, the sole and exclusive forum for: (i) any action or proceeding brought by or on behalf of the Trust or any of the Trust’s shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of Massachusetts law or the Declaration of Trust or the Trust’s Bylaws (the “Bylaws”), (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the Bylaws or any agreement contemplated by any provision of the 1940 Act, the Declaration of Trust or the Bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the Commonwealth of Massachusetts.

The Declaration of Trust also provides that no shareholder shall have the right to bring or maintain any court action or other proceeding (including but not limited to any putative class action) asserting a derivative claim without first making written demand on the Trustees, and that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim shall be binding upon shareholders. The Declaration of Trust defines “derivative” and “direct” shareholder claims, and provide that a “direct” claim shall refer to: (i) a claim based upon alleged violations of a shareholder’s individual rights distinct from any harm to the Trust or the Fund or other individual shareholders, including a particular shareholder’s voting rights, rights to a dividend payment, rights to inspect books and records, or other similar rights personal to the shareholder and distinct from any harm to the Trust or the Fund or other individual shareholders; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholders is considered a “derivative” claim (and subject to the demand requirements) under the Declaration of Trust.

Copies of the Trust’s Declaration of Trust, as amended from time to time, will be filed with the SEC as an exhibit to the Trust’s registration statement, and will be available on the EDGAR database on the SEC’s website at www.sec.gov.

VOTING RIGHTS

Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. To the extent permitted by the 1940 Act, each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act, shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement and, if applicable, any subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (i) affects the power of shareholders to vote, (ii) amends the section of the Declaration of Trust governing amendments, (iii) is one for which a vote is required by law or by the Trust’s registration statement or (iv) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

The Declaration of Trust may be amended at any time in writing signed by a majority of the then Trustees when authorized to do so by a vote of the shareholders; however, shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Trust or of any series or class of shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the shareholders of any series or class of shares.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION ABOUT THE FUND

Custodian. State Street Bank and Trust Company (the “Custodian”), located at 225 Franklin Street, Boston, MA, 02171, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Services Agreement, serves as Transfer Agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee per Fund and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

Counsel. Ropes & Gray LLP serves as counsel to the Fund and is located at 1211 Avenue of the Americas, New York, NY 10036.

Independent Registered Public Accounting Firm. Grant Thornton LLP, located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, serves as the Fund’s independent registered public accounting firm, providing audit services, preparation of tax returns, and review of certain documents to be filed with the U.S. Securities and Exchange Commission.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the NAV per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The financial statements for the Fund and the report of Grant Thornton LLP, the Fund’s independent registered public accounting firm, are included in the Fund’s Annual Report for the fiscal year ended May 31, 2024 and are incorporated by reference into this SAI.

APPENDIX A

GOEHRING & ROZENCWAJG ASSOCIATES, LLC

PROXY VOTING POLICIES AND PROCEDURES

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles and procedures by which GRA votes or gives consents with respect to securities held on behalf of the Funds (each, a “Proxy” and collectively, the “Proxies”). These policies and procedures have been designed to help ensure that Proxies are voted in the best interests of the Funds in accordance with GRA’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. GRA’s authority to vote the Proxies is established by investment management agreements or comparable documents with its Funds. Each Fund may be subject to other proxy voting policies approved by its board of directors/trustees and filed with its registration statement.

These proxy voting policies and procedures are available to the Funds upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Policy

GRA’s policy is to engage a third party service provider to provide Proxy voting services in respect of securities held by the Funds and will generally follow that service provider’s Proxy recommendations. GRA believes that engaging a Proxy voting service provider is in the best interest of the Funds because such service:

●	is better able to effectively monitor events affecting issuers of client securities in a careful, comprehensive and timely manner, thus allowing it to cast informed votes in accordance with established guidelines; and

●	has appropriate procedures for addressing material conflicts of interest if any arise.

Before engaging a third party voting service, the CCO will make reasonable inquiry to ensure that the voting policies of the service provider are consistent with the client’s best interests.

GRA has retained Institutional Shareholder Services (“ISS”), a leading proxy service provider, to provide Proxy voting services, including the following:

●	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

●	ensure that proxies are voted and submitted in a timely;

●	handle other administrative functions of proxy voting;

●	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

●	maintain records of votes cast; and

●	provide recommendations with respect to proxy voting matters in general.

GRA may, in its discretion, choose to override a decision of ISS with respect to such Proxy vote in circumstances where ISS discloses a material conflict of interest and/or GRA determines that doing so would be in the best interests of its clients.

Procedures

Proxy Voting

The Firm has delegated proxy voting services relating to portfolio holdings to ISS. ISS assists GRA by monitoring proxies issued to the Funds and other clients, make vote recommendations, submit Proxies in a timely matter and maintain the voting records. ISS makes proxy voting proxies recommendations to pursuant to the ISS Proxy Voting Guidelines, as amended from time to time and attached to this policy as Exhibit A.

Conflicts of Interest

The GRA believes that, as a result of utilizing ISS, conflicts of interest between GRA and a client in the proxy voting context will be rare. However, conflicts of interest may arise (i) when ISS notifies GRA of a conflict of interest involving a proxy recommendation and, as a result, GRA exercises its discretion as to whether following the ISS recommendation is in the best interests of its clients; or (ii) in connection with the selection and maintenance of ISS as third party proxy voting service provider.

The CIO will review any such conflict of interest in accordance with these policies and procedures, which will include consideration of whether GRA, any investment professional or other person recommending how to vote or GRA’s affiliates and their clients have an interest in how the Proxy is voted that may present a conflict of interest. All GRA employees are expected to perform any tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the best interest of the Funds. If at any time any GRA employee becomes aware of any potential or actual conflict of interest or perceived conflict of CIO regarding any particular Proxy voting decision, he or she should contact the CIO. The CIO will use his or her best judgment to address and resolve any such conflict of interest in a manner it believes is consistent with the best interests of the Funds.

When the CIO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CIO shall have the power to retain independent fiduciaries, consultants or professionals to assist with Proxy voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants, or professionals.

Recordkeeping

GRA maintains, or will cause ISS or another service provider of the Funds to maintain, records of all Proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records will be maintained:

●	a copy of these policies and procedures, which shall be made available to clients upon request;

●	proxy statements or consent requests received regarding Fund securities, unless such proxy statements or consent requests are available on the SEC’s EDGAR database;

●	a record of each vote cast or consent given;

●	a copy of any document that was material to making a decision on how to vote Proxies; and

●	each written client request for proxy voting records and GRA’s written response to any (written or oral) request for such records.

Responsibility

The CIO shall be responsible for administering these procedures.

Effective As Of: October 25, 2016

Last Updated: October 25, 2016

PART C

OTHER INFORMATION

Item 28. Exhibits.

Exhibit	Description
(a)	(1) Amended and Restated Agreement and Declaration of Trust of Registrant. (1)

(2) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated August 30, 2016 (2)

(b)	By-Laws of Registrant (1)

(c)	(1) Article III. (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Registrant’s Amended and Restated Agreement and Declaration of Trust (1)

(2) Article 9 (Issuance of Shares and Share Certificates) and Article 10 (Shareholders) of the Bylaws of the Registrant (1)

(d)	(1) Investment Management Agreement dated September 8, 2016 between the Registrant and Goehring & Rozencwajg Associates, LLC (4)

(2) Fee Waiver/ Expense Reimbursement Agreement dated September 9, 2024 between the Registrant and Goehring & Rozencwajg Associates, LLC (filed herewith)

(e)	(1) Distribution Agreement dated April 16, 2018 between the Registrant and ALPS Distributors, Inc. (5)

(2) Form of Broker Dealer Selling Agreement. (4)

(f)	Not Applicable.

(g)	Master Custodian Agreement dated September 26, 2016 between the Registrant and State Street Bank and Trust Company (4)

(h)	(1) Administration, Bookkeeping, and Pricing Services Agreement dated December 29, 2016 between the Registrant and ALPS Fund Services, Inc. (4)

(2) Transfer Agency Agreement dated December 29, 2016 between the Registrant and ALPS Fund Services, Inc. (4)

(3) Chief Compliance Officer Services Agreement dated December 29, 2016 between the Registrant and ALPS Fund Services, Inc. (4)

(4) Report Modernization Addendum to Administration, Bookkeeping, and Pricing Services Agreement dated September 13, 2018 between the Registrant and ALPS Fund Services, Inc. (5)

(5) Amendment No. 2 to the Administration, Bookkeeping and Pricing Services Agreement dated September 10, 2019 between the Registrant and ALPS Fund Services, Inc. (6)

(6) Amendment No. 1 to the Transfer Agency and Services Agreement dated September 10, 2019 between the Registrant and ALPS Fund Services, Inc. (6)

(7) Amendment No. 1 to the Chief Compliance Officer Services Agreement dated September 10, 2019 between the Registrant and ALPS Fund Services, Inc. (6)

(i)	(1) Consent of Counsel (4)

(j)	(1) Consent of Independent Registered Public Accounting Firm (filed herewith)

(k)	Not applicable.

(l)	Initial Capital Agreement dated October 3, 2016 between Goehring & Rozencwajg Associates, LLC and Goehring & Rozencwajg Resources Fund (4)

(m)	(1) Distribution and Services (12b-1) Plan for Goehring & Rozencwajg Resources Fund (4)

(2) Retail Class Shareholder Servicing Plan for the Registrant (4)

(n)	Rule 18f-3 Plan for the Registrant (4)

(o)	Reserved.

(p)	(1) Code of Ethics of Goehring & Rozencwajg Investment Funds (4)

(2) Code of Ethics of Goehring & Rozencwajg Associates, LLC (9)

(3) Code of Ethics of ALPS Holdings, Inc. (includes ALPS Distributors, Inc., a subsidiary of ALPS Holdings, Inc.) (7)

(q)	Powers of Attorney.

(1) Power of Attorney for Mark Kellstrom (2)

(2) Power of Attorney for James Douglas Newsome (3)

(3) Power of Attorney for Adam A. Rozencwajg (2)

(4) Power of Attorney for Edward O’Brien (3)

(5) Power of Attorney for Deborah A. Clay (8)

(1)	Previously filed with the Securities and Exchange Commission (the “SEC”) as part of the Registrants Registration Statement (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) on July 26, 2016, and hereby incorporated by reference.

(2)	Previously filed with the SEC as part of Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act and Amendment No. 1 to the Registration Statement under the 1940 Act on September 30, 2016, and hereby incorporated by reference.

(3)	Previously filed with the SEC as part of Pre-Effective Amendment No. 2 to the Registration Statement under the Securities Act and Amendment No. 2 to the Registration Statement under the 1940 Act on November 1, 2016, and hereby incorporated by reference.

(4)	Previously filed with the SEC as part of Pre-Effective Amendment No. 3 to the Registration Statement under the Securities Act and Amendment No. 3 to the Registration Statement under the 1940 Act on December 12, 2016, and hereby incorporated by reference.

(5)	Previously filed with the SEC as part of Post-Effective Amendment No. 4 to the Registration Statement under the Securities Act and Amendment No. 7 to the Registration Statement under the 1940 Act on September 28, 2018, and hereby incorporated by reference.

(6)	Previously filed with the SEC as part of Post-Effective Amendment No. 6 to the Registration Statement under the Securities Act and Amendment No. 9 to the Registration Statement under the 1940 Act on September 27, 2019, and hereby incorporated by reference.

(7)	Previously filed with the SEC as part of Post-Effective Amendment No. 10 to the Registration Statement under the Securities Act and Amendment No. 13 to the Registration Statement under the 1940 Act on September 28, 2021, and hereby incorporated by reference.

(8)	Previously filed with the SEC as part of Post-Effective Amendment No. 11 to the Registration Statement under the Securities Act and Amendment No. 14 to the Registration Statement under the 1940 Act on September 29, 2022, and hereby incorporated by reference.

(9)	Previously filed with the SEC as part of Post-Effective Amendment No. 12 to the Registration Statement under the Securities Act and Amendment No. 15 to the Registration Statement under the 1940 Act on September 28, 2023, and hereby incorporated by reference.

Item 29. Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 30. Indemnification.

Reference is made to Article VIII of Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to the Registration Statement on Form N-1A, filed July 26, 2016.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Investment Adviser” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

The information as to the directors and executive officers of Goehring & Rozencwajg Associates, LLC is set forth in Form ADV filed with the Securities and Exchange Commission (IARD/CRD No. 283394), as amended through the date hereof, which is incorporated herein by reference.

Item 32. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 1WS Credit Income Fund, abrdn ETFs Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, DBX ETF Trust, Emerge ETF Trust, ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, FS Credit Income Fund, FS Energy Total Return Fund, FS Multi-Alternative Income Fund, FS Series Trust, FS MVP Private Markets Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Ridge Longevity Risk Premium Fixed Income Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, The Arbitrage Funds, Themes ETF Trust, Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, X-Square Balanced Fund, and X-Square Series Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(c) Not applicable.

Item 33. Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the 1940 Act and the rules promulgated thereunder are maintained in the physical possession of ALPS Distributors, Inc. (the Funds’ Distributor), located at 1290 Broadway, Suite 1000, Denver, CO 80203, ALPS Fund Services, Inc. (the Funds’ Transfer Agent and Administrator), located at 1290 Broadway, Suite 1000, Denver, CO 80203, and/or State Street Bank and Trust Company (the Funds’ Custodian), located at 225 Franklin Street, Boston, MA, 02171.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

None.

NOTICE

A copy of the Declaration of Trust of Goehring & Rozencwajg Investment Funds (the “Trust”) is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant, Goehring & Rozencwajg Investment Funds, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 27th day of September, 2024.

GOEHRING & ROZENCWAJG INVESTMENT FUNDS
(Registrant)

By:	/s/ ADAM A. ROZENCWAJG
Adam A. Rozencwajg
President

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 27th day of September 2024.

SIGNATURE	TITLE	DATE

/s/ Adam A. Rozencwajg	President; Treasurer, Chief Executive Officer;	September 27, 2024
Adam A. Rozencwajg	Principal Executive Officer, Chief Financial Officer; Principal Financial and Accounting Officer; Trustee

/s/ Mark Kellstrom*	Trustee	September 27, 2024
Mark Kellstrom

/s/ J. Douglas Newsome*	Trustee	September 27, 2024
J. Douglas Newsome

/s/ Edward O’Brien*	Trustee	September 27, 2024
Edward O’Brien

/s/ Deborah A. Clay*	Trustee	September 27, 2024
Deborah A. Clay

*By:	/s/ Adam A. Rozencwajg
Adam A. Rozencwajg
Attorney-In-Fact**
Date:	September 27, 2024

**	Pursuant to Power of Attorney for Mark Kellstrom, filed with the Securities and Exchange Commission as part of Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act and Amendment No. 1 to the Registration Statement under the 1940 Act on September 30, 2016; pursuant to Power of Attorney for J. Douglas Newsome and Edward O’Brien, filed with the Securities and Exchange Commission as part of Pre-Effective Amendment No. 2 to the Registration Statement under the Securities Act and Amendment No. 2 to the Registration Statement under the 1940 Act on November 1, 2016; and pursuant to Power of Attorney for Deborah A. Clay, filed with the Securities and Exchange Commission as part of Post-Effective Amendment No. 11 to the Registration Statement under the Securities Act and Amendment No. 14 to the Registration Statement under the 1940 Act on September 29, 2022.

Exhibit Index

Item No.	Item
(d)(2)	Fee Waiver/Expense Reimbursement dated September 9, 2024 between the Registrant and Goehring & Rozencwajg Associates, LLC.
(j)(1)	Consent of Independent Registered Public Accounting Firm.